Exhibit 10.1

FINAL

ONE MARINA PARK DRIVE

OFFICE LEASE

THIS LEASE (this “Lease”), made as of July 5, 2012 by and between FALLON CORNERSTONE ONE MPD LLC, a Delaware limited liability company (“Landlord”), and ENERNOC, INC., a Delaware corporation (“Tenant”).

INDEX

Article	Title
1.	Basic Provisions
2.	Premises, Term and Commencement Date
3.	Rent
4.	Taxes and Operating Expenses
5.	Delivery of Premises, Tenant’s Work, Alterations and Additions
6.	Tenant’s Use, Restrictions and Compliance with Laws
7.	Services
8.	Insurance
9.	Indemnification
10.	Casualty Damage
11.	Condemnation
12.	Repair and Maintenance
13.	Inspection of Premises
14.	Surrender of Premises
15.	Holding Over
16.	Subletting and Assignment
17.	Subordination, Non-Disturbance, Attornment and Mortgagee Protection; Lease Subject to Project Documents
18.	Estoppel Certificate
19.	Defaults
20.	Remedies
21.	Quiet Enjoyment
22.	Accord and Satisfaction
23.	Security Deposit
24.	Brokerage Commission
25.	Force Majeure
26.	Parking
27.	Hazardous Materials
28.	Additional Rights Reserved by Landlord
29.	Defined Terms
30.	Miscellaneous Provisions
31.	Generator
32.	Right of First Offer

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBITS

Exhibit A	Plan Showing Premises
Exhibit B	Tenant’s Work Exhibit
Exhibit B-1	Base Building Condition
Exhibit C	Form of Sublease Consent
Exhibit D	Building’s Rules and Regulations; Janitorial Specifications
Exhibit E	Intentionally Deleted
Exhibit F	Option to Extend Term
Exhibit G	Intentionally Deleted
Exhibit H	Pro Forma Budget of FPOC Expenses
Exhibit I	Form of Escalation Statement
Exhibit J	OTIS Standards
Exhibit K	Intentionally Deleted
Exhibit L	Plan Showing Building Common Areas as of Commencement Date
Exhibit M	Current Cricket Schedule of Service

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 1.

BASIC PROVISIONS

A. Tenant’s Trade Name:	EnerNOC, Inc.

B. Tenant’s Address:

Prior to Tenant’s occupancy of the Premises:

101 Federal Street, Suite 1100

Boston, Massachusetts 02110

Attention: Mr. Timothy Healy

With a copy to:

101 Federal Street, Suite 1100

Boston, Massachusetts 02110

Attention: David Samuels

And to:

101 Federal Street, Suite 1100

Boston, Massachusetts 02110

Attention: Julia Regan

And to:

Nutter, McClennen & Fish, LLP

Seaport West

155 Seaport Boulevard

Boston, Massachusetts 02210

Attention: Michael F. Burke, Esq.

On and after Tenant’s occupancy of the Premises:

One Marina Park Drive, Floors 4-6

Boston, Massachusetts 02210

Attention: Mr. Timothy Healy

With a copy to:

One Marina Park Drive, Floors 4-6

Boston, Massachusetts 02210

Attention: David Samuels

And to:

One Marina Park Drive, Floors 4-6

Boston, Massachusetts 02210

Attention: Julia Regan

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

And to: Nutter, McClennen & Fish, LLP Seaport West 155 Seaport Boulevard Boston, Massachusetts 02210 Attention: Michael F. Burke, Esq.

C. Building Name and Address:	One Marina Park Drive Boston, Massachusetts 02210

D. Premises:	81,986 rentable square feet of space in the Building in the aggregate, comprised of the following suites: Suite 400, comprising the entire fourth (4th) floor of the Building and measuring approximately 27,147 rentable square feet, Suite 500, comprising the entire fifth (5th) floor of the Building and measuring approximately 27,147 rentable square feet, and Suite 600, comprising the entire sixth (6th) floor of the Building and measuring approximately 27,692 rentable square feet, all as shown on the space plans attached hereto as Exhibit A.

E. Landlord:	Fallon Cornerstone One MPD LLC

F. Landlord’s Address:	c/o Cornerstone Real Estate Advisers LLC 180 Glastonbury Boulevard, Suite 200 Glastonbury, Connecticut 06033 Attention: Linda C. Houston, Vice President

G. Building Manager Name and Address:	CB Richard Ellis – N.E. Partners LP One Marina Park Drive Boston, Massachusetts 02210

H. Commencement Date:	Upon the date of full execution of this Lease, which date is set forth on the first page hereof.

I. Rent Commencement Date:	August 1, 2013

J. Expiration Date:	July 31, 2020, unless sooner terminated or further extended as provided in this Lease.

K. Security Deposit:	$1,844,685.00, which shall be in the form of a Letter of Credit (as hereinafter defined), subject to reduction as provided in Article 23 of this Lease.

K. Security Deposit:	$1,844,685.00, which shall be in the form of a Letter of Credit (as hereinafter defined), subject to reduction as provided in Article 23 of this Lease.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

L. Monthly Base Rent:	Time Period	Monthly Base Rent	Annual Rental Rate PSF
	August 1, 2013 through July 31, 2017	$307,447.50	$45.00
	August 1, 2017 through July 31, 2020	$334,776.17	$49.00

M. Tenant’s Pro Rata Share:	17.41%.

N. Normal Business Hours of Building:	Monday through Friday: 8:00 a.m. to 6:00 p.m. Saturday: 8:00 a.m. to 1:00 p.m. Sunday: None (Excepting national holidays)

O. Permitted Use:	General and executive office use only (which may include, for purposes of this Lease, the operation of a network operations center, energy management research and development activities and all other office uses reasonably related to the business of Tenant as a provider of energy management applications, services and products), and for no other purpose.

P. Broker(s):	CB Richard Ellis – N.E. Partners LP, representing Landlord, and T3 Advisors, LLC, representing Tenant.

Q. Parking Rights:	Tenant shall have the right to lease monthly parking spaces in the Parking Garage (as hereinafter defined) at a ratio of up to [***] per [***] square feet of the Premises at the monthly rate then in effect for such Parking Garage, which rate may change from time to time, and in compliance with the Parking

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Garage rules and regulations. Landlord shall have no right to adjust the foregoing parking ratio. Prior to [***], the rate for monthly parking in the Parking Garage shall not exceed [***] at the [***] parking garages. Tenant’s parking rights hereunder shall be further subject to the terms and conditions of Article 26 below.

R. Base Year:	Calendar year 2013 for Operating Expenses (as hereinafter defined), and fiscal year 2014 for Taxes (as hereinafter defined).

S. TI Allowance:	An amount equal to the product of (i) the area of the Premises in rentable square feet and (ii) [***].

The foregoing provisions shall be interpreted and applied in accordance with the other provisions of this Lease set forth below. The capitalized terms, and the terms defined in Article 29, shall have the meanings set forth herein or therein (unless otherwise modified in the Lease) when used as capitalized terms in other provisions of the Lease.

Landlord and Tenant hereby agree that the Premises contain the number of rentable square feet specified in Article 1 above.

ARTICLE 2.

PREMISES, TERM AND COMMENCEMENT DATE

Subject to the terms and conditions set forth herein, Landlord hereby leases and demises to Tenant and Tenant hereby takes and leases from Landlord the Premises for a term (“Term”) commencing on the Commencement Date and ending on the Expiration Date set forth in Article 1, unless sooner terminated as provided herein. As of the Commencement Date, Tenant shall have the exclusive right to use and control physical access to the Premises, subject to the rights and obligations of Landlord as set forth in this Lease. Tenant shall be permitted to extend the original Term hereof in accordance with the provisions of Exhibit F attached hereto.

ARTICLE 3.

RENT

A. Monthly Base Rent. Commencing on the Rent Commencement Date, Tenant shall pay Monthly Base Rent in advance on or before the first (1st) day of each month of the Term without demand, setoff or deduction except as otherwise expressly set forth in this Lease. If the Term shall commence or end on a day other than the first (1st) day of a month, the Monthly Base Rent for the first (1st) or last partial month of the Term shall be prorated on a per diem basis.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B. Additional Rent. All costs and expenses, other than Monthly Base Rent, which Tenant assumes or agrees to pay and any other sum payable by Tenant pursuant to this Lease, including, without limitation, the Escalation Increase (as hereinafter defined), shall be deemed Additional Rent.

C. Rent. Monthly Base Rent, Additional Rent, and any other amounts of every nature which Tenant is or becomes obligated to pay Landlord under this Lease are herein referred to collectively as “Rent,” and all remedies applicable to the nonpayment of Rent shall be applicable thereto. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant.

D. Place of Payment, Late Charge, Default Interest. Rent and other charges required to be paid under this Lease, no matter how described, shall be paid by Tenant to Landlord without offset, deduction, credit or the like, except as otherwise expressly set forth in this Lease, at the Building Manager’s address listed in Article 1, or to such other person and/or address as Landlord may designate in writing. In the event Tenant fails to pay Rent due under this Lease within ten (10) business days following the due date thereof, Tenant shall pay to Landlord a late charge equal to [***] of the overdue amount. Any Rent not paid when due shall also bear interest at the Default Rate (as hereinafter defined).

ARTICLE 4.

TAXES AND OPERATING EXPENSES

A. Payment of Taxes and Operating Expenses. Commencing upon the expiration of the Base Year and for each year, or portion thereof, thereafter during the Term (hereinafter each referred to as a “Comparison Year”), Tenant shall pay Landlord an amount equal to Tenant’s Pro Rata Share of increases in Operating Expenses and Taxes over the Operating Expenses and Taxes for the Base Year for Operating Expenses and the Base Year for Taxes, respectively (collectively, the “Escalation Increase”). Landlord shall have the right to change the Comparison Year from a calendar year to a fiscal year from time to time (or vice versa), provided that equitable adjustment is made so that Tenant shall not be charged more than once for the same period and such adjustment does not result in an increase in the Escalation Increase (other than an increase related solely to Operating Expenses being greater during the new time period than they were during the previous time period). As soon as practicable following the end of the Base Year for Operating Expenses and the Base Year for Taxes, respectively, but in any event within one hundred twenty (120) days after the last day of such Base Year, Landlord shall provide a statement setting forth the actual Operating Expenses or Taxes, as the case may be, for the respective Base Year (each, a “Base Year Statement”). Commencing with the first (1st) month of the first (1st) Comparison Year and on the first (1st) day of each month thereafter during the original Term or any extension thereof, Tenant shall pay Escalation Increases to Landlord, as Additional Rent due concurrently with Monthly Base Rent, in installments equal to one-twelfth (1/12) of Landlord’s estimate (as determined by

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Landlord in its reasonable discretion) of any projected Escalation Increase for the particular Comparison Year (the “Estimated Escalation Increase”). In computing the Estimated Escalation Increase for any particular Comparison Year, Landlord shall take into account any prior increases in Tenant’s Pro Rata Share of Operating Expenses and Taxes. If any Estimated Escalation Increase is less than the Estimated Escalation Increase for the immediately preceding Comparison Year, the payments to be paid by Tenant for the new Comparison Year attributable to said Estimated Escalation Increase shall be decreased accordingly; provided, however, in no event will the Rent paid by Tenant hereunder ever be less than the Monthly Base Rent.

B. Escalation Reconciliation. As soon as practicable following the end of each Comparison Year but in any event within one hundred twenty (120) days after the last day of such Comparison Year, Landlord shall submit to Tenant a statement setting forth the actual Escalation Increase for the Comparison Year which was just completed and the Estimated Escalation Increase for the current Comparison Year (the “Escalation Statement”), which Escalation Statement shall be substantially in the form attached hereto as Exhibit I. To the extent that the actual Escalation Increase exceeds the Estimated Escalation Increase paid by Tenant for the Comparison Year just completed, Tenant shall pay Landlord the difference, in cash within thirty (30) days following receipt by Tenant from Landlord of the Escalation Statement. If the actual Escalation Increase for the Comparison Year just completed is less than the Estimated Escalation Increase paid by Tenant for such year, then Tenant shall receive a credit on future Rent owing under this Lease (or cash within thirty (30) days of delivery of the Escalation Statement to Tenant, if there is no future Rent owing hereunder). Until Tenant receives the Escalation Statement, Tenant’s Estimated Escalation Increases for the new Comparison Year shall continue to be paid at the rate being paid for the particular Comparison Year just completed. Tenant shall commence payment to Landlord of the Estimated Escalation Increase for the then current Comparison Year, beginning on the first (1st) day of the month following the month in which Tenant receives the applicable Escalation Statement.

C. Changes in Escalations During the Lease Year. In addition to the above, if, during any particular Comparison Year, there is a change in the information upon which the then current Estimated Escalation Increase is based, Landlord shall be permitted (but in no event more than one (1) time in any calendar year) to revise such Estimated Escalation Increase by notifying Tenant, and such adjustment shall be made in the payment of Estimated Escalation Increases, commencing on the first (1st) day of the month following the delivery of such notice to Tenant. When the Escalation Statement for the Comparison Year in which this Lease terminates is delivered to Tenant, Tenant shall pay to Landlord, within thirty (30) days after Landlord’s delivery of such Escalation Statement, any additional amounts due as calculated pursuant to this Article 4. Landlord’s and Tenant’s responsibilities with respect to Escalation Increases shall survive the expiration or early termination of this Lease.

If the Building is less than ninety-five percent (95%) occupied during the Base Year or any particular Comparison Year, Landlord shall adjust those Operating Expenses which are affected by Building occupancy for both the Base Year and the particular Comparison Year, or portion thereof, as the case may be, to reflect an occupancy of not less than ninety-five percent (95%) of all such rentable area of the Building. If the Building is not fully built-out for occupancy by tenants or is otherwise not leased at full

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

market value during the Base Year for Taxes or during any particular Comparison Year, then the Taxes for the Base Year or the particular Comparison Year will be adjusted to reflect the undiscounted fair market value of the Building as shown on the City of Boston Tax Assessor’s field card for the Building as of the Commencement Date. In addition, if in any Comparison Year, any new or materially improved component of Operating Expenses which was not included in Operating Expenses in the Base Year is included in Operating Expenses, there shall be added to the Operating Expenses in the Base Year the cost that would have been paid for such component in the first (1st) calendar year of the inclusion of such component. If in any Comparison Year, any component of Operating Expenses which was included in Operating Expenses in the Base Year is excluded from Operating Expenses for such Comparison Year, there shall be excluded from the Operating Expenses in the Base Year the cost that would not have been paid for such component in the first (1st) calendar year of the exclusion of such component.

D. Disputes Over Taxes or Operating Expenses. If Tenant disputes the amount of an Estimated Escalation Increase or an actual Escalation Increase, Tenant shall give Landlord written notice of such dispute within one hundred fifty (150) days after Landlord delivers the applicable Escalation Statement. Tenant’s failure to give such notice shall waive its right to audit the amounts so determined, except with respect to the amounts contained in the Base Year Statement, which Tenant may dispute during the first (1st) two (2) years following the issuance to Tenant of the first such Escalation Statement which indicates an Estimated Escalation Increase or an actual Escalation Increase, after which two (2)-year period Tenant shall have no such right to dispute a Base Year Statement. Tenant shall not be entitled to audit the foregoing amounts if Tenant is then in default (as defined in Article 19). Said audit will be conducted at Tenant’s expense by a certified public accountant paid on an hourly basis unrelated to actual savings identified. Tenant shall only be permitted to conduct such a review during regular business hours at Landlord’s office in Boston or Connecticut, after Tenant gives Landlord twenty (20) business days’ prior written notice. Landlord shall make available its books and records for only the Comparison Year (or, if applicable, the Base Year, as provided above) under review, and no more than once during any twelve (12) month period during the Term following commencement of Tenant’s payment obligations under this Article 4. If such review discloses that the charges actually incurred by Landlord are less than those used by Landlord in calculating Escalation Increases, then Landlord shall reimburse Tenant for the amount Tenant paid in excess of Tenant’s actual Escalation Increases within thirty (30) days of notice thereof from Tenant. If any such review discloses that the Escalations Increases exceed the amount which should have been charged as Escalations Increases by five percent (5%) or more of the Actual Expenses for such Comparison Year, then Landlord shall pay the reasonable costs of such review. If Tenant does not review Landlord’s records within two hundred ten (210) days after receipt of the Escalation Statement, Tenant shall have no further right to review Landlord’s records for the applicable period. No subtenant shall have the right to conduct such audit and no assignee (other than an assignee pursuant to a Permitted Transfer, as defined in Article 16.B. of this Lease) shall conduct an audit for any period during which such assignee was not in possession of the Premises.

In the event Tenant elects to exercise its audit rights hereunder, Tenant shall nevertheless timely pay Landlord the amount of the prior year’s Escalation Reconciliation and continue to pay Estimated Escalation Increases as set forth in the then applicable

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Escalation Statement until the parties have agreed as to the appropriate adjustment. Landlord’s delay in submitting any Escalation Statement for any Comparison Year shall not affect the provisions of this Article 4, nor constitute a waiver of Landlord’s rights as set forth herein for said Comparison Year or any subsequent Comparison Year during the Term or any extension thereof, provided, however, that Landlord’s failure to submit any Escalation Statement within three (3) years following the end of the applicable Comparison Year shall constitute such a waiver, and Tenant shall have no further payment obligations with respect to the Escalation Statement for such Comparison Year.

E. Tenant acknowledges that the Building is part of the Project. As a result thereof, any Operating Expenses and Taxes attributable in part to the Building and in part to other portions of the Project, including, without limitation, the Building Common Areas (as hereinafter defined), shall be allocated to the Building and said other portions of the Project pursuant to the Declaration or any other applicable reciprocal easement agreement and otherwise on an equitable basis. In addition, any Operating Expenses and Taxes attributable in part to the Office Component and in part to the Retail Component shall be allocated to the Office Component or the Retail Component, as the case may be, on an equitable basis.

F. Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises and any excise, sales or use taxes related to Tenant’s business. In the event any or all of Tenant’s trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant’s property. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this Article 4 shall not be included in the computation of “Taxes.”

G. Appropriate credit against Taxes shall be given for any refund obtained by reason of a reduction in any Taxes by the City of Boston assessor or the administrative, judicial or other governmental agency responsible therefor, net of reasonable fees incurred to prosecute the abatement application and/or negotiate the re-assessment (such as, by way of example and not limitation, appraisal fees, stenographer fees, if any, and legal fees). The original computations, as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of this section shall be based on the undiscounted fair market value of the Building as shown on the City of Boston Tax Assessor’s field card for the Building as of the Commencement Date, with adjustments to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authorities.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 5.

DELIVERY OF PREMISES, TENANT’S WORK, ALTERATIONS AND ADDITIONS

A. Delivery of Premises. On the Commencement Date, Landlord shall deliver the Premises to Tenant in the condition described in Exhibit B-1 attached hereto (the “Base Building Condition”). Landlord represents and warrants to and covenants with Tenant that as of the Commencement Date (i) the Common Areas of the Building and the Base Building Condition of the Premises comply with all applicable Laws, including, without limitation, the ADA (as hereinafter defined) and all other applicable laws and rules governing access to and use of facilities by people with disabilities, including the Massachusetts Architectural Access Board regulations and (ii) to the best of Landlord’s information, knowledge and belief, there are no conditions in the Building or the Premises that would prevent Tenant from receiving a certificate of occupancy or certificate of completion upon completion of Tenant’s Work, and Landlord will cooperate (at no cost to Landlord, except to the extent that Landlord is obligated to modify the Base Building Condition in accordance with Section 6 of Exhibit B attached hereto, which shall be at Landlord’s cost) with Tenant’s efforts to obtain a certificate of occupancy or certificate of completion.

B. Tenant’s Work. On and after the Commencement Date, Tenant, at its sole cost and expense (subject to the TI Allowance), shall be responsible for constructing initial improvements in and to the Premises in accordance with the work exhibit attached hereto as Exhibit B (collectively, “Tenant’s Work”). In addition, during this time period, Tenant shall have the exclusive right to use and control physical access to the Premises (subject to Landlord’s rights and obligations under this Lease), including but not limited to, the right to install its furniture, furnishings and equipment in the Premises, generally prepare the Premises for occupancy and actually occupy the Premises for the conduct of business, without any of the foregoing causing an acceleration of the Rent Commencement Date. Tenant shall complete all of Tenant’s Work in good and workmanlike manner in accordance with the plans and specifications approved by Landlord and Tenant as provided in Exhibit B, as the same may be amended from time to time (subject to written approval by Landlord and Tenant), and shall use reasonable efforts to complete Tenant’s Work on or before the Rent Commencement Date, provided, however, that any failure by Tenant to complete Tenant’s Work before the stated Rent Commencement Date shall not postpone or delay such date, unless such failure is caused by Landlord or Landlord’s employees, agents or contractors, in which case the Rent Commencement Date shall be delayed two (2) days for every day of delay in the completion of Tenant’s Work caused by Landlord or Landlord’s employees, agents or contractors, provided, however, that any such delay of the Rent Commencement Date shall be expressly conditioned on Tenant’s diligent submission of plans and specifications for Tenant’s Work for Landlord review and approval in accordance with the terms and conditions of Exhibit B attached hereto and Tenant’s diligent and continuous prosecution of Tenant’s Work following Landlord’s approval of such plans and specifications. If any aspect of Tenant’s Work would affect any Building Systems (as hereinafter defined), Landlord shall have the right to reasonably require Tenant to utilize Landlord’s pre-approved vendors and/or contractors in connection with such work. All Tenant Improvements, as defined in Exhibit B, shall remain the property of Tenant during the Term.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C. Alterations. Other than as provided in Article 5.B. above and herein, Tenant shall make no alterations or additions to the Premises (“Alterations”) without the prior written consent of Landlord, which consent may be withheld in Landlord’s sole discretion as to alterations which adversely affect or impair the structural integrity of, or the proper operation of the operating systems of, the Building, and which consent shall not be unreasonably withheld, conditioned or delayed as to all other alterations and only by contractors or mechanics approved by Landlord in writing (which approval shall not be unreasonably withheld, conditioned or delayed) and upon the approval by Landlord in writing of fully detailed and dimensioned plans and specifications pertaining to the Alterations in question, to be prepared and submitted by Tenant, at its sole cost and expense, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall, at its sole cost and expense, obtain all necessary approvals and permits pertaining to any Alterations approved by Landlord. Notwithstanding the foregoing, Landlord’s consent shall not be required, and Tenant shall not be required to submit plans to Landlord, for alterations which are (i) non-structural aesthetic alterations (including, without limitation, painting and carpeting) or (ii) will not affect any Building Systems or structure and will cost less than [***] on a per project basis. If Alterations are made, they shall be made at Tenant’s sole cost and expense and shall remain the property of Tenant during the Term. Notwithstanding anything contained herein to the contrary, Landlord may, by written notice to Tenant given at the time of Landlord’s approval of the Alterations in question, require Tenant, at Tenant’s expense, upon the expiration or earlier termination of the Lease Term, to remove such Alterations installed by Tenant, and to repair any damage caused by such removal. Any and all costs attributable to or related to the applicable building codes of the City of Boston (or any other authority having jurisdiction over the Building) arising from Tenant’s plans, specifications, improvements, alterations or otherwise shall be paid by Tenant at its sole cost and expense. With regard to repairs, Alterations or any other work arising from or related to this Article 5 and which require Landlord’s consent pursuant to this Article 5 (but excluding Tenant’s Work), Landlord shall be entitled to receive an administrative/supervision fee (which fee shall vary depending upon whether or not Tenant orders the work directly from Landlord but which shall not exceed three percent (3%) of hard costs).

D. Liens. Tenant will not cause or permit any mechanic’s, materialman’s or similar liens or encumbrances to be filed or exist against the Premises or the Building or Tenant’s interest in this Lease in connection with work done under this Article 5 or in connection with any other work, and Tenant agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys’ fees incurred by Landlord in connection with any such claim or action. Tenant shall remove any such lien or encumbrance, by bond or otherwise within twenty (20) days from the date of filing of the applicable Statement of Account (the parties acknowledging and agreeing that the mere filing of a Notice of Contract shall not trigger the foregoing obligation). If Tenant fails to do so, Landlord may, without being responsible to investigate the validity or lawfulness of the lien, pay the amount or take such other action as Landlord deems necessary to remove any such lien or encumbrance unless Tenant deposits with Landlord in cash and lawful money of the United States, one hundred ten percent (110%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including reasonable attorneys’ fees incurred by Landlord, and shall remit the balance thereof to Tenant. The amounts so paid and costs incurred by Landlord shall be deemed Additional Rent under this Lease and payable in full within thirty (30) days of demand therefor.

E. Compliance with ADA. Landlord and Tenant agree that responsibility for compliance with the Americans With Disabilities Act of 1990, as amended (the “ADA”) shall be allocated as follows: (i) Landlord shall be responsible for compliance with the provisions of Title III of the ADA for all Building Common Areas, including exterior and interior areas of the Building not included within the Premises or the premises of other tenants; (ii) Landlord shall be responsible for compliance with the provisions of Title III of the ADA for the Base Building Condition of the Premises and for any construction, renovations, alterations and repairs made within the Premises if such construction, renovations, alterations or repairs are made by Landlord for the purpose of improving the Building generally; and (iii) Tenant shall be responsible for compliance with the provisions of Title III of the ADA for any construction, renovations, alterations and repairs made within the Premises if such construction, renovations, alterations and repairs are made by Tenant, its employees, agents or contractors, at the direction of Tenant or done pursuant to plans and specifications prepared or provided by Tenant or Tenant’s architect or space planner.

F. Labor Covenant. As a condition precedent to any proposed construction work or Alteration, Tenant shall deliver to Landlord evidence satisfactory to Landlord that Tenant shall cause such construction, alteration or service contract work to be performed solely by contractors whose employees are represented by unions and such employment will conform to the traditional craft jurisdictions in the area (the “Labor Covenant”), provided, however, that the Labor Covenant shall not apply to (i) the services for installation, operation, maintenance and repair of personal property owned exclusively by Tenant (e.g., computer systems, telephones and furniture other than modular furniture) or for any of Tenant’s specialized equipment, (ii) a specific item or instance of maintenance, repair or replacement to the extent union labor is not available in the market to perform such specific item or instance of maintenance, repair or replacement, and/or (iii) maintenance, repairs and replacements that may be and are self-performed by the existing staff of Tenant with the retention, engagement or hiring of any third party or additional employee. Subject to the foregoing exceptions, Tenant shall include the Labor Covenant in each of its contracts for such construction or alteration work and in each of its service contracts for any maintenance, repair and services relating to, or to be performed for the benefit of, the Premises. Subject to the foregoing exceptions, Tenant shall also provide such evidence as Landlord may reasonably require, from time to time during the course of such construction or alteration work or the performance of such services, that the Labor Covenant is being fully and faithfully observed and Tenant shall include the obligation to provide such evidence in each contract entered into by Tenant for such construction or alteration work or service being provided to the Premises. Tenant further agrees that it shall incorporate the foregoing requirements in any sublease of the Premises. Tenant improvement or Alteration work requiring specialized skills that are not available through unionized contractors may be exempted from the Labor Covenant, subject to prior approval by Landlord, which shall not be unreasonably withheld, conditioned or delayed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

G. Building Sustainability Strategies. Landlord has received [***]. Landlord shall take all [***] within its control (which shall not include incorporation or enforcement of any specific requirements in tenant leases) [***]. In addition, Landlord shall take all [***] within its control (which shall not include incorporation or enforcement of any specific requirements in tenant leases) to [***]. Landlord shall [***].

ARTICLE 6.

TENANT’S USE, RESTRICTIONS AND COMPLIANCE WITH LAWS

A. Tenant’s Use. Tenant shall use the Premises for the Permitted Use, and for no other purpose whatsoever, subject to and in compliance with all other provisions of this Lease, including without limitation the Rules and Regulations (as hereinafter defined). Tenant and its invitees shall also have the non-exclusive right, along with other tenants of the Building, Landlord and others having the right to the use thereof pursuant to the Project Documents, to use the Building Common Areas and the “Common Areas and Facilities” (as defined in the Project Documents) subject to the Project Documents and the Rules and Regulations. Landlord represents, to the best of its information, knowledge and belief, that the Premises are permitted by Law to be used for the Permitted Use. Tenant shall have the non-exclusive right to use the Building’s fire stairs as communicating stairs between the floors (whether full or partial) making up the Premises (the “Fire Stairs”). As part of such use, Tenant shall have the right to (i) choose and install, at Tenant’s sole cost and expense, design finishes in the Fire Stairs and (ii) install card key access from the Fire Stairs to the Premises; provided, however, any such installations shall (a) be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, (b) be tied to the Building’s life safety systems and otherwise in accordance with all Laws, including, but not limited to, those of the City of Boston Fire Department, (c) not increase Landlord’s insurance premiums or rate of insurance (unless Tenant pays for any such increase), or decrease the coverage provided under Landlord’s insurance policies, and (d) be maintained by Tenant at Tenant’s sole cost, except with respect to the janitorial service to be provided by Landlord under Section 7.C. Notwithstanding the foregoing, Landlord shall be permitted to override Tenant’s access system if Landlord needs to access the Premises via the Fire Stairs in the event of an emergency or as otherwise deemed necessary in Landlord’s reasonable discretion upon reasonable advance notice to Tenant.

B. Tenant’s Restrictions. Tenant shall not, without Landlord’s consent, at any time use or occupy, or suffer or permit anyone to use or occupy, the Premises or do or permit anything to be done in the Premises which: (a) causes injury to persons, to the Building or its equipment, facilities or systems; (b) impairs the appearance of the Building as a first class office building; (c) impairs the proper and economic maintenance, operation and repair of the Building or its equipment, facilities or systems; or (d) would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Building and/or the property located therein. Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters to the extent that the same are required in writing by Landlord’s insurers, provided that the same are applied to all tenants of the Building in a non-discriminatory

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

manner. Tenant shall, within thirty (30) days of demand, reimburse Landlord for any additional premium charges for any such insurance policy assessed or increased by reason of Tenant’s failure to comply with the provisions of this Article 6.

C. Tenant’s Compliance with Laws. Tenant shall, at Tenant’s sole cost and expense, keep and maintain the Premises to the extent set forth in Section 12.A, its use thereof (subject to Landlord’s representation in Section 6.A above) and its business at the Premises in compliance with all Laws now in force, or which may hereafter be in force or effect, to the extent applicable to the Premises. Tenant shall comply with all Laws relating to the Premises and Tenant’s use or occupancy thereof, including without limitation Laws in connection with the health, safety and building codes, and any permit or license requirements.

D. [***]. So long as (i) this Lease is in full force and effect, (ii) Tenant is not in default hereunder beyond any and all applicable notice and cure periods, and (iii) Tenant has not assigned this Lease or sublet all or any portion of the Premises other than (a) pursuant to a Permitted Transfer or (b) a sublease or subleases of any portion of the Premises comprising more than one (1) floor of the Building, [***].

ARTICLE 7.

SERVICES

A. Climate Control. Landlord shall furnish heat and air conditioning to the Premises during Normal Business Hours of the Building as set forth in Article 1, in accordance with the standards and specifications set forth in OTIS (as hereinafter defined). If Tenant requires heat or air conditioning at any other time (“After Hours Services”), Landlord shall use reasonable efforts to furnish such After Hours Services upon at least four (4) hours advance telephonic notice by Tenant, and Tenant shall pay Landlord, as Additional Rent, the then current rate for such After Hours Services. The current estimated rate for After Hours Services is [***], which rate is subject to change from time to time in Landlord’s sole, but reasonable discretion, in accordance with changes to the actual cost to Landlord of providing such services.

The performance by Landlord of its obligations under this Article is subject to Tenant’s satisfying its obligations under this Lease in a manner which complies with all standards, capacities and limitations set forth in the One Marina Park Drive Office Tenant Interior Standards dated December 31, 2009 (“OTIS”), a copy of which is attached hereto as Exhibit J. Tenant shall not use the Premises or any part thereof in a manner in conflict with the specifications set forth in OTIS.

Notwithstanding the foregoing, Tenant shall have the right to install supplemental HVAC equipment in the Premises with Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed, and any such equipment shall remain the property of Tenant.

B. Elevator Service. Landlord, during Normal Business Hours of the Building, shall furnish elevator service to Tenant to be used in common with others. At least one (1) elevator servicing the Premises shall remain in service during all other hours. Landlord may designate a specific elevator for use as a service elevator, which shall be available twenty-four (24) hours per day, seven (7) days per week.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C. Janitorial Services. Landlord shall provide janitorial and cleaning services to the Premises and the Fire Stairs, substantially as described in Exhibit D attached hereto and shall provide janitorial and cleaning services to the Building Common Areas. The cost of all such services shall be included in Operating Expenses except that Tenant shall pay to Landlord within thirty (30) days of demand the reasonable costs incurred by Landlord for (i) any cleaning of the Premises in excess of the specifications in Exhibit D because of (A) misuse or neglect on the part of Tenant or Tenant’s agents, contractors, invitees, employees and customers, (B) the use of portions of the Premises for special purposes requiring greater or more difficult cleaning work than office areas other than typical coffee stations, sinks, and the like, (C) interior glass partitions or unusual quantities of interior glass surfaces, and (D) non-Building standard materials or finishes installed by Tenant or at its request but only to the extent that the same cost more to clean (in the manner required by Exhibit D) than Building-standard materials or finishes; and (ii) removal from the Premises of any refuse and rubbish of Tenant in excess of that ordinarily accumulated in general office occupancy. Notwithstanding the foregoing, except in case of an emergency, Landlord shall use commercially reasonable efforts to provide notice to Tenant prior to performing any janitorial services which will result in such additional cost.

D. Water and Electricity. Landlord shall make available domestic water in reasonable quantities to the Building Common Areas and the Premises and cause electric service sufficient for lighting the Building Common Areas and the Premises in accordance with the standards and specifications set forth in OTIS. Landlord shall have the exclusive right to make any replacement of lamps, fluorescent tubes and lamp ballasts in the Premises (provided, however, that replacements of specialty lighting shall be at Tenant’s sole cost and expense and that the cost of replacements of specialty lighting for any tenant in the Building shall not be included in Operating Expenses). Landlord may adopt a system of relamping and ballast replacement periodically on a group basis in accordance with good management practice, provided that Landlord will replace non-operational lamps, fluorescent tubes and lamp ballasts as needed. Tenant’s use of electric energy or water in the Premises shall not at any time exceed the capacity of any of the risers, piping, electrical conductors and other equipment in or serving the Premises as set forth on Exhibit B-1 or OTIS, as applicable. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the Building’s electric system, Tenant shall not, without Landlord’s prior written consent in each instance, not to be unreasonably withheld, conditioned or delayed, connect appliances or heavy duty equipment, other than equipment contemplated by OTIS, to the Building’s electric system or make any alteration or addition to the Building’s electric system. Should Tenant request, and Landlord grant its consent in writing, which consent shall not to be unreasonably withheld, conditioned or delayed, to additional risers, piping and electrical conductors or other equipment not included in the Base Building Condition, the same shall be provided by Landlord and the cost thereof shall be paid by Tenant within thirty (30) days after the later of (i) installation of such equipment and (ii) Landlord’s demand therefor.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

E. Separate Meters. As part of Tenant’s Work, Tenant shall cause the Premises to be separately metered for electricity, on a permanent basis, and, following such separate metering, Tenant shall pay monthly electricity charges directly to the applicable electricity provider based upon Tenant’s separately metered consumption of electricity. From and after the later to occur of (i) the Commencement Date or (ii) the date on which Tenant actually takes sole and exclusive possession and control of the Premises from Landlord (the parties hereby acknowledging that Tenant shall have the exclusive right to use and control physical access to the Premises, subject to the rights and obligations of Landlord as set forth in this Lease, as of the Commencement Date), and continuing until such time as the Premises are separately metered for electricity as provided above, Tenant shall be responsible for the costs of all electricity consumed in the Premises, which costs shall constitute Additional Rent hereunder and shall be billed to Tenant on a regular basis by Landlord (or, if applicable, by the applicable electricity provider). Landlord also reserves the right to install separate meters for the Premises to register the usage of all or any one of such other utilities, and, in such event, Tenant shall pay for the cost of utility usage as metered to the Premises and which is in excess of the usage contemplated by OTIS. The cost of installing, maintaining and repairs the separate meters contemplated hereby shall be borne by Landlord, unless Tenant actual usage exceeds the usage contemplated by OTIS by more than ten percent (10%).

Notwithstanding anything contained herein to the contrary, Tenant, at its sole cost and expense, shall be permitted to meter, monitor and control all utilities, facilities and systems serving the Premises beyond Landlord’s base Building equipment, facilities and connections. Specifically excluded from this right of metering, monitoring and control shall be the restroom facilities (including, without limitation, the related plumbing facilities serving same) located on the floors of the Premises. In addition to the foregoing, Tenant, at its sole cost and expense, shall be permitted to monitor total Building electrical and [***] water usage via check meters installed at the Building’s service entry points, subject to Landlord’s approval of the specifications and locations of such check meters (which approval shall not be unreasonably withheld, conditioned or delayed). Any meters, monitors or controls under this Article 7.E. shall be installed and maintained at Tenant’s sole risk, and Landlord does not warrant the validity or accuracy of the information conveyed by such meters, monitors and controls.

F. Interruptions. Landlord does not represent or warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption and Tenant acknowledges that any one or more of such services may be suspended by reason of accident, repairs, inspections, alterations or improvements necessary to be made, or by Force Majeure. Any interruption, reduction or discontinuance of service shall not be deemed an eviction or disturbance of Tenant’s use and possession of the Premises, or any part thereof, nor render Landlord liable to Tenant for damages (unless such damages are caused by Landlord’s negligence or willful misconduct), nor relieve Tenant from performance of Tenant’s obligations under this Lease. Landlord shall however, exercise reasonable diligence to minimize any such interruptions (for example, by keeping at least one elevator serving the Premises in operation if possible) and to restore any service so interrupted.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Notwithstanding the foregoing, if any services to be supplied by Landlord under this Lease are interrupted, [***] and Tenant [***] of such [***],[***] to an [***] of the [***] following the date on which [***].

G. Additional Utilities Provided by Tenant.

(a) Additional Utilities. Tenant shall make application in Tenant’s own name for all utilities desired by Tenant and not provided herein by Landlord and shall: (i) comply with all utility company regulations for such utilities, including requirements for the installation of meters, and (ii) obtain such utilities directly from, and pay for the same when due directly to, the applicable utility companies. The term “utilities” for purposes hereof shall include but not be limited to telephone and other communication and alarm services, and all taxes or other charges thereon. Tenant shall install and connect all equipment and lines required to supply such additional utilities to the extent not already available at or serving the Premises. Tenant shall maintain, repair and replace all such items, operate the same, and keep the same in good working order and condition. Tenant shall not install any equipment or fixtures, or use the same, so as to exceed the safe and lawful capacity of any utility equipment or lines serving the same. The installation, alteration, replacement or connection of any utility equipment and lines shall be subject to the requirements for Alterations of the Premises set forth in Article 5. Tenant shall ensure that all of Tenant’s HVAC equipment is installed and operated at all times in a manner to prevent roof leaks (if any of Tenant’s equipment is installed on the roof), damage, or noise due to vibrations or improper installation, maintenance or operation.

(b) Communications Equipment. Tenant shall have the right to install one (1) satellite transmission and receiving dish and related equipment, cabling and wiring, or one (1) antenna and related equipment, cabling and wiring (in either case, “Tenant’s Roof Equipment”) on the so-called “low” roof of the Building in an area designated by Landlord, as well as other equipment and cabling reasonably necessary or reasonably desirable in order to connect the same to the Premises, provided that: (i) Tenant complies with all local, state and federal laws pertaining to the installation, maintenance, operation, removal and replacement of any of Tenant’s Roof Equipment; (ii) Tenant does not do any act which would invalidate any roof warranty or guaranty which now or hereafter relates to the roof of the Building; (iii) Tenant obtains Landlord’s prior written consent as to the amount of area required, size, appearance and the location of Tenant’s Roof Equipment; (iv) Tenant obtains all required operating permits and approvals from any governmental entity with jurisdiction over such activities, (v) Tenant, at its sole cost and expense, shall maintain the Tenant’s Roof Equipment and adequate insurance thereon; (vi) in the event of any damage caused to the Building (including, without limitation, the roof or any exterior portions thereof), by reason of the installation, maintenance, operation, removal or replacement of any of Tenant’s Roof Equipment, Tenant shall, at Landlord’s option (x) promptly repair such damage or (y) promptly reimburse Landlord for costs and expenses incurred by Landlord in repairing such damage; (vii) in the event of interference with the equipment of any other tenant or licensee of the Building which is installed either prior to Tenant’s Roof Equipment (“the Pre-Existing Equipment”) or after Tenant’s Roof Equipment expressly pursuant to any lease, license agreement or occupancy agreement executed prior to the date of this Lease if such lease or agreement does not include a prohibition on interference with

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

previously installed equipment (the “Future Permitted Equipment”), by reason of the installation, maintenance, operation, removal or replacement of any of Tenant’s Roof Equipment, Tenant shall (x) immediately cease the use of Tenant’s Roof Equipment, (y) relocate Tenant’s Roof Equipment to another location reasonably designated by Landlord, at Tenant’s sole cost and expense, and (z) pay all reasonable costs or damages incurred by Landlord or such other tenant or licensee in connection with the Tenant’s interference with such Pre-Existing Equipment or Future Permitted Equipment, as applicable (but only if Tenant does not immediately cease the use thereof within one (1) business day after written notice thereof is given to Tenant), provided, however, that Tenant shall have no such obligation with respect to non-Pre-Existing Equipment, non-Future Permitted Equipment, and any equipment of a telecom provider which does not primarily serve the space tenants of the Building whether or not existing at the Building prior to the Tenant’s Roof Equipment; (viii) Tenant shall use such contractors and observe such reasonable requirements as reasonably required by Landlord in connection with the installation, maintenance, servicing, repair, replacement and removal of Tenant’s Roof Equipment; and (ix) Tenant shall remove Tenant’s Roof Equipment and repair any damage caused by the removal of the same, upon the expiration or sooner termination of the term of this Lease. Tenant acknowledges that, due to the fact that interference with Pre-Existing Equipment or Future Permitted Equipment, as applicable, caused by Tenant’s Roof Equipment may cause irreparable injury to Landlord, its tenants, and the owners and users of such other roof equipment, Landlord shall have the right, in addition to any other remedy at law or in equity, to enjoin such interference. The provisions of this subsection (b) shall survive the expiration or sooner termination of this Lease. The rights of Tenant set forth in this subsection (b) are subject to any rights of other tenants or licensees of the Building, but only to the extent set forth above, and further subject to the right of Landlord to enter into extensions or renewals of leases or licenses in effect with any tenant or licensee then leasing or licensing such space following the expiration of its lease (whether or not an express renewal option is afforded to such tenant under the terms of its lease or license), subject to the obligation of such parties not to interfere with Tenant’s Roof Equipment or the operation thereof. Landlord makes no representations or warranties as to the suitability or effectiveness of any such Tenant’s Roof Equipment, or as to the governmental requirements applicable thereto. The permission granted in this subsection (b) for Tenant to install and operate the Tenant’s Roof Equipment shall not be deemed to make the roof of the Building and/or the Building Systems part of the Premises for any purpose under this Lease. The permission granted herein is non-exclusive. Landlord reserves the right from time to time to permit other tenants of the Building or others to install, operate and maintain equipment on the roof(s) of the Building or elsewhere, so long as such operation does not interfere unreasonably or materially with Tenant’s operation of Tenant’s Roof Equipment. Tenant shall be responsible for the entire cost of supplying electricity to the Tenant’s Roof Equipment. Electric usage shall be measured by meters installed by Landlord at Tenant’s cost, and the cost of such electric usage shall be billed to Tenant and shall constitute Additional Rent hereunder.

H. Additional Installations. If any lights, machines or equipment (including but not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the lighting and equipment contemplated by OTIS, then, at Landlord’s option, Landlord shall have the right to either (i) require Tenant to install a supplemental HVAC system, at Tenant’s sole

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

cost and expense, subject to Landlord’s review and approval of the plans and specifications therefor (which approval shall not be unreasonably withheld, conditioned or delayed), or (ii) install or cause to be installed any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord within thirty (30) days of demand by Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish such installation or modification. Prior to performing any installation or modification pursuant to this Section H, Landlord shall notify Tenant of the same and provide Tenant with a reasonable opportunity to (i) modify or remove any of Tenant’s lights, machines or equipment in order to restore the temperature balance or (ii) install or modify, at Tenant’s sole cost, equipment or machinery in order to restore the temperature balance, subject to Landlord’s review and approval of the plans and specifications therefor (which approval shall not be unreasonably withheld, conditioned or delayed).

I. Access to Building Common Areas. Tenant shall have access to the Building Common Areas twenty-four (24) hours per day, seven (7) days per week, three hundred sixty-five (365) days per year. Upon initial occupancy, Tenant will be entitled to one (1) access card or other access device per employee for use at the Building turnstiles and elevators, and to one (1) such access card for each new employee hired thereafter. Additional access cards or devices for employees who have already been provided with an access card or device may be obtained at the rate of [***] per additional card or device, which rate is subject to change from time to time in Landlord’s sole but reasonable discretion, provided, however, that [***].

J. Shuttle Service. During the Lease Term, Landlord shall provide, or shall cause FPOC (as hereinafter defined) to provide, vehicular shuttle/limousine service for Tenant’s use (which use shall be reasonably related to Tenant’s Permitted Use). Such shuttle service shall be offered both on-demand (by written or telephonic notice) and on a scheduled basis, provided, however, that on-demand service shall only be available during Normal Business Hours, except as such hours may be expanded as set forth below. Notwithstanding anything contained herein to the contrary, the costs of providing such vehicular shuttle/limousine service shall be included as part of Operating Expenses hereunder; there shall be no additional charge or cost whatsoever to Tenant or Tenant’s employees for the use of such vehicular shuttle/limousine service. As demand for use of such vehicular shuttle/limousine service increases during the Term, Landlord shall increase the number and/or size of vehicles and/or expand the operating hours and/or frequency of scheduled service to accommodate such increased demand. Notwithstanding anything contained herein to the contrary, the cost of the purchasing or leasing of any vehicles required in connection with the aforesaid shuttle service shall be included in Operating Expenses as FPOC Expenses. Exhibit M attached hereto for informational purposes only reflects the current scheduled shuttle service. Notwithstanding the foregoing, neither Landlord nor FPOC shall be obligated to provide shuttle service to Boston’s South Station; provided, however, that [***], during Normal Business Hours Tenant may [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

K. [***]. By April 1, 2013, Landlord shall [***] in the Building with [***], provided, however, that the costs of operating and maintaining [***]. There shall be no additional charge or cost whatsoever to Tenant [***]. As of the date hereof, Landlord contemplates [***], in Landlord’s discretion, and, following the [***], in Landlord’s sole discretion. [***].

L. Supplemental HVAC System. Notwithstanding anything contained herein to the contrary, Tenant shall be permitted to install, at its sole cost and expense, supplemental HVAC equipment and, in connection therewith, to utilize, on a seven (7) days per week, twenty-four (24) hours per day basis during the Term, the capped tie-in for supplemental HVAC facilities located on each floor of the Premises in accordance with the procedures and specifications set forth in OTIS. In connection therewith, Tenant shall be responsible for the cost of condenser water serving such supplemental HVAC equipment, Tenant’s consumption of which shall be measured by a water meter installed on the condenser water line by Tenant, at Tenant’s sole cost and expense.

ARTICLE 8.

INSURANCE

A. Required Insurance. Tenant shall, at all times during the Term of this Lease, and at its own cost and expense, maintain insurance policies, with responsible companies licensed to do business in the Commonwealth of Massachusetts naming Landlord, the Building Manager, Cornerstone Real Estate Advisers LLC, Tenant and any Mortgagee of Landlord, as their respective interests may appear, including: (i) a policy of standard fire, extended coverage and special extended coverage property insurance which shall be primary on Tenant’s personal property and the Premises Improvements (as hereinafter defined), including Tenant’s goods, equipment and inventory, in an amount adequate to cover their replacement cost, including a vandalism and malicious mischief endorsement, and sprinkler leakage coverage; (ii) business interruption insurance, loss of income and extra expense insurance covering the failure of Tenant’s telecommunications equipment and all other perils, failures or interruptions; (iii) commercial general liability insurance on an occurrence basis with limits of liability in an amount not less than Two Million Dollars ($2,000,000) combined single limit for each occurrence, and Three Million Dollars ($3,000,000) in the annual aggregate; and (iv) Worker’s Compensation Coverage as required by law. The commercial general liability policy shall include contractual liability which includes the provisions of Article 9 herein.

Prior to entry into the Premises to commence Tenant’s Work, Tenant shall furnish to Landlord and the Building Manager, certificates of insurance evidencing the liability insurance coverage set forth above, including naming Landlord, Cornerstone Real Estate Advisers LLC and the Building Manager as additional insureds. Tenant shall also furnish evidence of the property insurance coverage required to be maintained by Tenant as provided in the preceding paragraph. Renewal certificates must be furnished to Landlord at least thirty (30) days prior to the expiration date of such insurance policies showing the above coverage to be in full force and effect.

The foregoing policy sets forth minimum limits of liability and Tenant’s procurement and maintenance thereof shall in no event limit the liability of Tenant under

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

this Lease. All such insurance policies carried by Tenant shall be with companies having a rating of not less than A-VIII in Best’s Insurance Guide. All such policies shall be endorsed to agree that Tenant’s policy is primary and that any insurance covered by Landlord is excess and not contributing with any Tenant insurance requirement hereunder. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with certificates of insurance as required herein, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant within thirty (30) days of written demand. All such insurance shall provide that it cannot be canceled except upon thirty (30) days prior written notice to Landlord. Tenant shall comply with all rules and directives of any insurance board, company or agency determining rates of hazard coverage for the Premises, including but not limited to the installation of any equipment in or exclusively serving the Premises, and/or the correction of any condition for which Tenant would otherwise be responsible pursuant to this Lease necessary to prevent any increase in such rates.

B. Landlord’s Insurance. During the Term of this Lease, Landlord shall maintain All Risk property and commercial general liability insurance covering the Building, including, on a secondary basis only, the Premises Improvements. The All Risk property insurance policy shall cover all structures and improvements for full replacement value, with replacement cost endorsement, above foundation walls. The commercial general liability insurance shall be in an amount of at least Five Million Dollars ($5,000,000.00) and shall insure against claims for bodily injury and property damage occurring in or about the Building or the Project. Such insurance may be included in blanket policies carried by Landlord so long as such blanket policies do not reduce the amount of insurance available to pay any such claim. The commercial general liability policy shall include contractual liability which includes the provisions of Article 9 herein.

C. Waiver of Subrogation. Landlord and Tenant each agree that neither Landlord nor Tenant will have any claim against the other for any loss, damage or injury which is covered by insurance carried by or required to be carried by either party, notwithstanding the negligence of either party in causing the loss, and each agree to have their respective insurers issuing the insurance described in this Article 8 waive any rights of subrogation that such companies may have against the other party. This release shall be valid only if the insurance policy in question permits waiver of subrogation or if the insurer agrees in writing that such waiver of subrogation will not affect coverage under said policy. Each party agrees to use commercially reasonable efforts to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation.

D. Waiver of Claims. Except for claims arising from Landlord’s willful misconduct or gross negligence that are not covered by Tenant’s insurance required hereunder, Tenant waives all claims against Landlord for damage to property or to any other interest of Tenant sustained by Tenant or any party claiming, through Tenant resulting from: (i) any occurrence in or upon the Premises; (ii) leaking of roofs, bursting, stoppage or leaking of water, gas, sewer or steam pipes or equipment, including sprinklers; (iii) wind, rain, snow, ice, flooding, freezing, fire, explosion, earthquake, excessive heat or cold, or other casualty; (iv) the Building, Premises, or the operating and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

mechanical systems or equipment of the Building, being defective, or failing; and (v) vandalism, malicious mischief, theft or other acts or omissions of any other parties including, without limitation, other tenants, contractors and invitees at the Building. Tenant agrees that Tenant’s property loss risks shall be borne by its insurance, and Tenant agrees to look solely to and seek recovery only from its insurance carriers in the event of such losses. For purposes hereof, any deductible amount shall be treated as though it were recoverable under such policies. In no event will Landlord or Tenant be responsible for any indirect, special, consequential or punitive damages incurred by the other party, including but not limited to, lost profits or interruption of business, as a result of any alleged default by Landlord or Tenant hereunder, except as otherwise provided in Article 15 below.

ARTICLE 9.

INDEMNIFICATION

A. Tenant Indemnity of Landlord. Except to the extent caused by Landlord’s negligence or willful misconduct, Tenant shall defend, indemnify and hold harmless Landlord from and against any and all injury, loss, costs, expenses, liabilities, claims or damage (including attorneys’ fees and disbursements) to any person or property (i) arising from, related to, or in connection with any use or occupancy of the Premises by Tenant or (ii) arising from, related to, or in connection with any act or omission (including, without limitation, construction and repair of the Premises arising out of any Alterations) of Tenant, its agents, contractors, employees, customers, and invitees, which indemnity extends to any and all claims arising from any default (as defined in Article 19) in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease. This indemnification shall survive the expiration or termination of the Lease Term.

B. Landlord Indemnity of Tenant. Landlord shall defend, indemnify and hold Tenant harmless from and against all claims, causes of action, liabilities, losses, costs and expense arising from or in connection with any injury or other damage (including attorneys’ fees and disbursements) to any person or property (i) resulting from any act or omission of Landlord, (ii) occurring outside of the Premises, unless caused by Tenant’s negligence or willful misconduct, or (iii) resulting from a default by Landlord under this Lease.

C. Indemnity Limitations. The indemnity obligations set forth in Sections A. and B. above shall not apply (i) to any costs or expenses not reasonably incurred by the indemnitee, or (ii) to any claims, causes of action, liabilities, losses, costs and expenses resulting from a default by the indemnitee hereunder. In addition, the indemnifying party will pay reasonable legal fees as incurred and such damages or costs as are finally awarded against the indemnified party or agreed to in settlement for such claim provided that the indemnified party gives the indemnifying party (a) prompt written notice of any such claim or threatened claim; (b) sole control of the defense, negotiations and settlement of such claim (subject to Section 9.D. below); and (c) reasonable cooperation in any defense or settlement of the claim.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

D. Acceptable Attorneys. In any instance where this Lease requires either party to defend the other, such defense shall involve an attorney or attorneys reasonably acceptable to the indemnitee.

E. Limitation on Liability. Landlord shall not be liable to Tenant for any damage by or from any act or negligence of any other tenant or other occupant of the Building, or by any owner or occupants of adjoining or contiguous property [***]; provided, however, that upon being provided with written notice of the same, Landlord shall [***]. Neither Landlord nor Tenant shall be liable for any injury or damage to persons or property resulting in whole or in part from the criminal activities or willful misconduct of third parties not falling within the definition of “Tenant” or “Landlord” set forth in Article 29, as applicable. Nothing contained herein shall be construed to relieve either party from liability for any personal injury resulting from such party’s gross negligence, fraud or willful misconduct.

F. Security. Tenant acknowledges that Landlord’s election to provide mechanical surveillance or to post security personnel in the Building is subject to Landlord’s sole discretion. Landlord shall have no liability in connection with the presence or non-presence of mechanical surveillance or security personnel in the Building, and Tenant hereby waives all claims based thereon, except claims due to Landlord’s gross negligence, fraud or willful misconduct as set forth in Subsection E. above.

Notwithstanding anything contained herein to the contrary, during the Lease Term, the lobby of the Building shall be manned by on-site security personnel twenty-four (24) hours per day, seven (7) days per week.

ARTICLE 10.

CASUALTY DAMAGE

Tenant shall promptly notify Landlord or the Building Manager of any fire or other casualty to the Premises, or, to the extent that Tenant knows of the same, to the Building. Landlord shall promptly notify Tenant of any fire or other casualty or damage to the Building. In the event the Premises or any substantial part of the Building is wholly or partially damaged or destroyed by fire or other casualty which is required to be covered by Landlord’s insurance as provided herein, Landlord will proceed to restore the same (excluding the Premises Improvements, unless Tenant makes available to Landlord the insurance proceeds related to same) to substantially the same condition existing immediately prior to such damage or destruction unless Landlord notifies Tenant (the “Casualty Notice”) that (i) such damage or destruction is incapable of repair or restoration within one hundred eighty (180) days from the date of such fire or other casualty as reasonably determined by Landlord’s architect; or (ii) the insurance proceeds recovered by reason of the damage or destruction are, in Landlord’s reasonable judgment, inadequate (after adding the deductible amount thereto) to complete the restoration of the Building; in either of which events Landlord or Tenant may, by written notice given to the other party within twenty (20) days of Tenant’s receipt of the Casualty Notice, declare this Lease terminated as of the happening of such damage or destruction, except that Landlord shall not have the right to so terminate if such funds are inadequate

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

due to Landlord allowing the coverage required under this Lease to lapse. To the extent after fire or other casualty that Tenant shall be deprived of the use and occupancy of the Premises or any portion thereof as a result of any such damage, destruction or the repair thereof, then Tenant shall be relieved of the same ratable portion of the Monthly Base Rent due under this Lease as the amount of damaged or useless space in the Premises bears to the rentable square footage of the Premises until such time as the entire Premises shall be restored and a certificate of occupancy is issued therefor (provided that Tenant diligently commences its required restoration activities hereunder and thereafter diligently and continuously prosecutes same to completion), the parties acknowledging and agreeing that, in connection with any such casualty not resulting in termination of this Lease, Landlord shall only be responsible for restoring the Premises to Base Building Condition, and Tenant shall be responsible for restoring the Tenant Improvements so long as same are damaged or destroyed by fire or other casualty which is required to be covered by Tenant’s insurance as provided herein. Landlord shall reasonably determine the amount of damaged or useless space and the square footage of the Premises referenced in the prior sentence. Notwithstanding anything to the contrary contained herein, in the event of a casualty which materially impairs Tenant’s use of the Premises or access thereto during the last eighteen (18) months of the Term of this Lease, Tenant may, by written notice to Landlord within sixty (60) days [***] after the date of the applicable casualty, declare this Lease terminated as of the occurrence of such damage or destruction.

ARTICLE 11.

CONDEMNATION

In the event of a condemnation or taking of the entire Premises by a public or quasi-public authority, this Lease shall terminate as of the date title vests in the public or quasi-public authority. In the event of (i) a taking or condemnation of fifteen percent (15%) or more (but less than the whole) of the Building, including at least twenty percent (20%) of the Premises; (ii) a taking or condemnation which results in Landlord electing not to restore the Building; or (iii) a taking or condemnation which results in Landlord electing to change the use of the land upon which the Building is located, Landlord may elect to terminate this Lease by giving notice to Tenant within sixty (60) days of Landlord receiving notice of such condemnation. In the event of a partial taking as described in this Article 11, or a sale, transfer or conveyance in lieu thereof, which does not result in the termination of this Lease, Rent shall be apportioned according to the ratio that the part of the Premises remaining usable by Tenant bears to the total area of the Premises. Notwithstanding the foregoing, in the event of a taking of at least twenty percent (20%) of the Premises, Tenant may elect to terminate this Lease by giving notice to Landlord within sixty (60) days of Tenant receiving notice of such condemnation. All compensation awarded for any condemnation shall be the property of Landlord, whether such damages shall be awarded as a compensation for diminution in the value of the leasehold or to the fee of the Premises, and Tenant hereby assigns to Landlord all of Tenant’s right, title and interest in and to any and all such compensation. Provided, however that in the event this Lease is terminated, Tenant shall be entitled to make a separate claim for the taking of Tenant’s personal property (including fixtures paid for by Tenant), and for costs of moving.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 12.

REPAIR AND MAINTENANCE

A. Tenant’s Obligations. Except to the extent of Landlord’s obligations pursuant to Sections 7.C and 12.B, Tenant shall keep the Premises in good working order, repair (and in compliance with all Laws now or hereafter adopted) and condition (which condition shall be neat, clean and sanitary), reasonable wear and tear and damage due to casualty or condemnation excepted, and shall make all necessary non-structural repairs thereto and any repairs to non-Building standard mechanical, HVAC, electrical and plumbing systems or components installed by or at the request or direction of Tenant in or serving the Premises. Tenant’s obligations hereunder shall include, but not be limited to, Tenant’s trade fixtures and equipment, security systems, signs, interior decorations, floor-coverings, wall-coverings, entry and interior doors, interior glass, light fixtures, keys and locks, and alterations to the Premises installed by Tenant, but shall specifically exclude those items which are the responsibility of Landlord to maintain pursuant to Section 12.B. Landlord may make any repairs which are not made by Tenant after Tenant’s receipt of written notice and the reasonable opportunity of Tenant to make said repair (but in no event less than ten (10) days following Tenant’s receipt of notice), and charge Tenant for the reasonable actual cost thereof, which cost shall be paid by Tenant within ten (10) days following invoice from Landlord.

B. Landlord’s Obligations. Landlord shall maintain (i) the foundations, roof, perimeter walls and exterior windows and all exterior elements of the Building and all structural aspects of the Building and (ii) all nonstructural aspects of the Building which relate to the Building Common Areas or to more than one tenant’s premises, or which no tenant of the Building is required to maintain and repair, including all systems and facilities necessary for the operation of the Building and the provision of services and utilities as required herein (except to the extent that any of the foregoing items are installed by or on behalf of and for the sole use of, or are the property of, Tenant). Landlord shall also make all necessary structural repairs to the Building and any necessary repairs to the Building standard mechanical, HVAC, electrical, and plumbing systems in or servicing the Premises (the cost of which shall be included in Operating Expenses to the extent permitted under Article 4). Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair or otherwise becomes aware. Landlord shall not be liable for any failure to make repairs or to perform any maintenance unless such failure shall persist for ten (10) days after written notice of the need for such repairs or maintenance is received by Landlord from Tenant or after Landlord otherwise becomes aware, unless such repair or maintenance cannot reasonably be effected within such ten (10) day period, in which case Landlord shall have such additional time as required provided that Landlord commences such repair or maintenance within such ten (10) day period and thereafter diligently prosecutes the same to completion. Landlord shall make every reasonable effort to perform all such repairs or maintenance in such a manner (in its reasonable judgment) so as to cause minimum interference with Tenant and the Premises but Landlord shall not be liable to Tenant for any interruption or loss of business pertaining to such activities, except pursuant to Section 7.F. Landlord shall have the right to require that any damage caused by the willful misconduct of Tenant or any of Tenant’s agents, contractors, employees, invitees or customers, be paid for and performed by the Tenant (without limiting Landlord’s other remedies herein).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C. General Obligations. Alterations to the Premises required from time to time to comply with applicable Laws, requirements of any board of property insurance underwriters or similar entity, or reasonable requirements of Landlord’s or Tenant’s insurers shall be made by the party to this Lease responsible for maintaining and repairing the applicable aspect of the Premises hereunder. Landlord warrants to Tenant that, as of the Commencement Date, all aspects of the Premises comprising the Base Building Condition, if any, shall comply with all applicable Laws, with the requirements of Landlord’s insurers, and with the requirements of all boards of property insurance underwriters and similar entities.

D. Signs and Obstructions. Tenant shall not obstruct or permit the obstruction of lights, halls, Building Common Areas, roofs, parapets, stairways or entrances to the Building or the Premises and will not affix, paint, erect or inscribe any sign, projection, awning, signal or advertisement of any kind to any part of the Building or the Premises, including the inside or outside of the windows or doors, without the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. If such work is done by Tenant through any person, firm or corporation not approved by Landlord, or without the express written consent of Landlord, Landlord shall have the right to remove such signs, projections, awnings, signals or advertisements without being liable to the Tenant by reason thereof and to charge the cost of such removal to Tenant as Additional Rent, payable within thirty (30) days of Landlord’s demand therefor. Tenant shall be entitled to Building directory signage, at no additional cost.

During the Lease Term, Landlord and Tenant shall [***]. Such opportunities may include, by way of example and not limitation, [***]. All of such signage or electronic media (including, without limitation, the [***], if any) shall be [***]. Tenant shall be solely responsible for the [***], all at Tenant’s sole cost and expense.

The parties shall also discuss and [***].

Notwithstanding anything contained herein to the contrary, Landlord agrees that it [***].

E. Outside Services. Tenant shall not permit, except by Landlord or a person or company reasonably satisfactory to and approved by Landlord, (i) the servicing of Tenant’s supplemental heating, ventilating and air conditioning equipment in the Premises, and (ii) window cleaning, janitorial services or similar work in or about the Premises.

F. Condition of Premises. Except as otherwise provided herein to the contrary, (i) Tenant hereby agrees that the Premises shall be taken “as is,” “with all faults,” and “without any representations or warranties,” so long as the Building and the Premises are in Base Building Condition when the Premises is delivered to Tenant, and (ii) Tenant hereby acknowledges and agrees that it has investigated and inspected the condition of the Premises and the suitability of same for Tenant’s Permitted Use, and, except as otherwise provided herein, Tenant does hereby waive and disclaim any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Building or the suitability of same for Tenant’s Permitted Use. Tenant acknowledges that, except as specifically set forth in this Lease, neither Landlord nor any agent nor any employee of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant’s Permitted Use, and Tenant expressly represents and warrants that Tenant has relied solely on its own investigation and inspection of the Premises and the Building in Tenant’s decision to enter into this Lease and let the Premises in “as is” condition. The Tenant Improvements to be constructed in the Premises pursuant to the terms and conditions of Exhibit B attached hereto, together with any subsequent Alterations during the Term of this Lease, may be collectively referred to herein as the “Premises Improvements.” Notwithstanding the foregoing, Landlord shall, at Landlord’s sole cost and expense, cure all latent defects in the Base Building Condition within thirty (30) days following Landlord’s receipt of written notice of the same, or such longer period as may be reasonably necessary under the circumstances, provided that Landlord commences such cure within said thirty (30) day period and thereafter diligently and continuously prosecutes such cure to completion.

Landlord reserves the right from time to time: (i) to install, use, maintain, repair, replace and relocate for service to the Premises (but above the Premises ceiling or behind Premises walls if commercially practicable under the circumstances, and provided that such activity does not reduce the useable space in the Premises [collectively, the “Limitation”]) and/or other parts of the Building, facilities, pipes, ducts, conduits, wires, appurtenant fixtures, and mechanical systems, wherever located in the Premises (subject to the Limitation) or Building, and provided that the foregoing shall be subject to payment and/or reimbursement from Tenant only to the extent otherwise provided in this Lease, (ii) to alter, close or relocate any facility in the Premises or the Building Common Areas or otherwise conduct any of the above activities for the purpose of complying with a general plan for fire/life safety for the Building or otherwise (subject to the Limitation) and (iii) to comply with any Law with respect thereto or the regulation thereof not currently in effect. Landlord shall attempt to perform any such work with the least inconvenience to Tenant as possible, but, except as otherwise expressly provided herein, in no event shall Tenant be permitted to withhold or reduce Rent or other charges due hereunder as a result of same or otherwise make claim against Landlord for interruption or interference with Tenant’s business and/or operations.

ARTICLE 13.

INSPECTION OF PREMISES

Upon at least forty-eight (48) hours prior written notice, except in case of an emergency (for which no such written notice shall be required), Tenant shall permit the Landlord, the Building Manager and its authorized representatives to enter the Premises during the Normal Business Hours of the Building and at other reasonable times to inspect the Premises, to clean the Premises, to serve or post notices as provided by law or which Landlord deems necessary for the protection of Landlord or Landlord’s property, and to make such repairs, improvements, alterations or additions in the Premises or in the Building of which they are a part as Landlord may deem necessary or appropriate and at

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

any time in the event of an emergency. Landlord shall have the right to enter the Premises at any time during an emergency. Subject to Landlord’s obligation to provide notice contained in this Article 13, if Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, only in the case of an emergency, without liability to Tenant and without affecting this Lease. Notwithstanding the foregoing, Tenant shall have the right to reasonably designate certain areas which contain confidential information or trade secrets of Tenant, and to require that a Tenant representative accompany Landlord, the Building Manager or Landlord’s authorized representatives during any access to such designated areas.

ARTICLE 14.

SURRENDER OF PREMISES

Upon the expiration of the Term, or sooner termination of the Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, normal wear and tear and damage by fire and other casualty excepted. All Premises Improvements and other fixtures, such as light fixtures and HVAC equipment, wall coverings, carpeting and drapes, and Tenant’s furniture, fixtures and equipment, in or serving the Premises, whether installed by Tenant or Landlord, shall be Tenant’s property during the Term. Upon the expiration or earlier termination of this Lease, such items shall become the property of Landlord and shall remain, all without compensation, allowance or credit to Tenant; provided that Tenant shall, at its expense, remove any Alterations required to be so removed by Landlord in any notice given at the time of approval of such Alterations in accordance with Article 5.C., and repair any damages to the Premises caused by such removal; and provided further that Tenant shall have the option to remove any specialty equipment, trade fixtures, and furniture, fixtures and equipment, and shall repair any damages to the Premises caused by such removal. Notwithstanding the foregoing, Tenant shall [***], except for any [***] by Tenant, and any [***] in the Premises for [***]. Notwithstanding the foregoing, Any property not removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord at Tenant’s expense free of any and all claims of Tenant, as Landlord shall desire. All property not removed from the Premises by Tenant may be handled or stored by Landlord at Tenant’s expense and Landlord shall not be liable for the value, preservation or safekeeping thereof. At Landlord’s option all or part of such property may be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord.

ARTICLE 15.

HOLDING OVER

Should Tenant, without Landlord’s written consent, hold over after termination of this Lease, Tenant shall become a tenant at sufferance and any such holding over shall not constitute an extension of this Lease. Tenant shall pay Landlord, monthly and in advance, [***] of the annual Rent that was payable immediately preceding the hold-over period, prorated on a per diem basis (the “Holdover Rent”), for each day Tenant shall retain

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

possession of the Premises or any part thereof after expiration or earlier termination of this Lease, [***], then, effective as of the [***] and (ii) Tenant shall also be responsible for all damages sustained by Landlord on account of such holding over by Tenant. The foregoing provisions shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain bound to comply with all provisions of this Lease until Tenant vacates the Premises) and Landlord shall have the right at any time thereafter to enter and possess the Premises and remove all property and persons therefrom or to require Tenant to surrender possession of the Premises as provided in this Lease upon the expiration or earlier termination of the Term, so long as such actions are taken in compliance with applicable Laws. If Tenant fails to surrender the Premises upon the expiration or earlier termination of this Lease, then, effective as of the [***], Tenant agrees to indemnify, defend and hold harmless Landlord from all costs, loss, expense or liability, including, without limitation, claims made by any succeeding tenant and real estate brokers’ claims and reasonable attorneys’ fees. No acceptance by Landlord of any Rent during or for any period following the expiration or termination of the Lease shall operate or be construed as an extension or renewal of the Lease.

ARTICLE 16.

SUBLETTING AND ASSIGNMENT

A. Landlord’s Consent. Tenant shall not assign its interests hereunder or sublease all or any portion of the Premises (for purposes of this Lease, a license shall be deemed to be a sublease) without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed, except that Landlord shall not, under any circumstances, be obligated to consent to any assignment or subletting by Tenant to any other tenant of the Building (unless Landlord has no space in the Building available to lease to such other tenant or unless Landlord has offered, and such other tenant has rejected, available space in the Building). Without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny consent if:

(1) The financial strength of the proposed assignee or subtenant, both in terms of net worth and in terms of reasonably anticipated cash flow over the Lease term, is materially less than Tenant’s financial strength at the time this Lease was signed.

(2) The proposed assignee or subtenant will burden the Premises and/or Building Common Areas to an extent substantially disproportionate to typical tenants of the Building, whether through disproportionate demand for landlord services or utilities, disproportionate bearing weights on floor areas, deterioration of floors or other elements of the Building, or otherwise.

(3) The proposed assignee’s or subtenant’s use of the Premises is not a use expressly permitted under applicable law for the Building and will not, in Landlord’s sole judgment, be compatible with the uses of the other tenants in the Building or will not be appropriate for a Class A office building.

(4) The use to be made of the Premises by the proposed assignee or subtenant is (A) not generally consistent with the character and nature of all other tenancies in the Office Component, or (B) a use which conflicts with any so-called

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“exclusive” then in favor of, or for any use which is the same as that stated in any percentage rent lease to, another tenant of the Building, or (C) is a use which would be prohibited by any other portion of this Lease (including, but not limited to, any Rules and Regulations then in effect).

(5) The proposed assignee or subtenant is either a governmental agency or instrumentality thereof.

(6) Either the proposed assignee or subtenant or any person or entity which directly or indirectly controls, is controlled by or is under common control with the proposed assignee or subtenant (A) occupies space in the Building at the time of the request for consent, or (B) (i) is negotiating with Landlord for lease of space in the Building or (ii) has received a written proposal from Landlord to lease space in the Building during the six (6) month period immediately preceding the date of the proposed transfer (as used herein, to lease space in the Building; notwithstanding the foregoing, this restriction shall not apply if Landlord does not then have space available in the Building for lease.

(7) The proposed assignee or subtenant has an anticipated use of the Premises involving the generation, storage, use, treatment, or disposal of Hazardous Material, other than Hazardous Materials permitted to be used at the Premises pursuant to this Lease.

With respect to any proposed assignment or subleasing requiring Landlord’s consent, Tenant shall submit to Landlord in writing, at least fourteen (14) business days prior to the effective date of the assignment or sublease, (a) a notice of application to assign or sublease, setting forth the proposed effective date; (b) the name of the proposed assignee or subtenant; (c) the nature of the proposed assignee’s or subtenant’s business to be carried on in the Premises; (d) the terms of the proposed sublease or assignment; and (e) then-available financial information for the proposed assignee or subtenant. Tenant shall not submit any such application to Landlord until Tenant has received a bona fide offer from the proposed assignee or subtenant. Any transfer (or sequence of transfers resulting, in the aggregate, in the transfer) of fifty percent (50%) of more of the beneficial ownership of Tenant shall constitute an assignment for purposes of this Article 16; provided, however, transfers of shares of stock occurring while Tenant is a publicly-traded company shall not constitute an assignment hereunder.

B. Transfers Not Requiring Consent. Notwithstanding the foregoing, Landlord’s consent shall not be required with respect to any assignment or sublease (each a “Permitted Transfer”) to any of the following parties (each, a “Permitted Transferee”): (1) an entity which wholly owns Tenant or which wholly owns the entity which wholly owns Tenant (in either case, a “Parent”); or (2) an entity which is wholly owned by Tenant or a Parent; or (3) an entity which is wholly owned by an entity which is wholly owned by Tenant or a Parent; or (4) an entity which purchases all or substantially all of Tenant’s stock or assets; or (5) an entity which is a successor by merger to Tenant. With respect to any assignment or subletting to which Landlord’s consent is not required, the following provisions shall apply:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a) Tenant shall give Landlord written notice of the assignment or subletting no less than ten (10) business days after the effective date thereof, which notice shall set forth the identity of the assignee or subtenant, the reason(s) why Landlord’s consent was not required, and the nature of the assignee’s or subtenant’s business to be carried on in the Premises.

(b) Tenant shall furnish Landlord no less than ten (10) business days after the effective date of the assignment or subletting, with then-available financial information for the assignee or subtenant reasonably acceptable to Landlord.

C. Procedure. Except for assignments or subleases under Article 16.B. above, Landlord shall notify Tenant within fourteen (14) business days from the submission of the aforesaid information as to Landlord’s choice, at Landlord’s sole discretion, of the following options:

(1) That Landlord consents to a subleasing of the Premises or assignment of the Lease to such replacement tenant provided that Tenant shall remain fully liable for all of its obligations and liabilities under this Lease and provided further that Landlord shall be entitled to [***] of the Net Revenue (“Net Revenue” being defined as one hundred percent (100%) of any profit obtained by Tenant from such subletting or assignment after deducting Tenant’s costs of transfer including brokerage, legal and tenant improvement costs); or

(2) That Landlord declines to consent to such sublease or assignment due to insufficient or unsatisfactory documentation furnished to Landlord to establish Tenant’s financial strength and proposed use of and operations upon Premises.

D. Net Revenues. In the event that Net Revenue is derived from an assignment or sublease requiring Landlord’s consent, [***] of such Net Revenue received by Tenant for any month shall be paid to Landlord within thirty (30) days after receipt thereof by Tenant.

E. Continuing Liability; Voidable Transfers. No assignment of this Lease, and no subletting of all or any portion of the Premises, shall release Tenant with respect to any post-transfer obligations, unless Landlord agrees otherwise in writing in its absolute discretion and any such assignment or sublease shall, at Landlord’s option, be void in the event that Tenant does not expressly acknowledge and affirm its continuing liability in form and substance reasonably satisfactory to Landlord. The continuing liability of the assigning Tenant shall be primary, and Landlord shall be entitled to exercise its rights and remedies against any such assignor with respect to any Tenant default (as defined in Article 19) without exhausting its rights and remedies against any successor of such assignor. In the event that it is ever held, notwithstanding the contrary intention of the parties hereto, that any such assignor’s continuing liability is that of a guarantor (rather than primary), Tenant hereby waives any and all suretyship rights and defenses to which it would otherwise be entitled in connection with such continuing liability.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Notwithstanding the foregoing, in the event that, following any assignment, Landlord and such assignee modify this Lease in such a way as to increase Tenant’s obligations hereunder, neither the assigning Tenant nor any guarantor whose guaranty pre-dated such assignment shall be liable for the incremental portion of Tenant’s total obligations corresponding to such increase. The acceptance of any assignment by an assignee shall automatically constitute the assumption by such assignee of all obligations of Tenant with respect to the assigned premises that accrue following the assignment; provided, however, that any assignment of this Lease shall, at Landlord’s option, be void in the event that the assignee does not expressly acknowledge and affirm the effectiveness of the foregoing assumption in form and substance reasonably satisfactory to Landlord. Any assignment or subletting by Tenant to which Landlord’s consent is required but not obtained shall, at Landlord’s option, be void.

F. Other Provisions Applicable to Transfers. No assignment or subletting shall be deemed to modify any provision of this Lease, with respect to permitted or restricted uses of the Premises or otherwise, unless Landlord then agrees otherwise in writing in its absolute discretion. Tenant shall promptly furnish Landlord with a copy of each executed assignment or sublease, and with copies of any supplements or modifications thereto which may be executed from time to time.

G. Assignment of Sublease Revenues. Tenant hereby assigns to Landlord all of Tenant’s right, title and interest in and to all revenues from each sublease of all or any portion of the Premises; provided, however, that Landlord hereby grants Tenant a license, which shall remain in effect so long as no Tenant default, as defined in Article 19, remains uncured, to collect all such revenues (subject to Tenant’s obligation to deliver certain of such revenues to Landlord under this Article 16). Upon the occurrence of any monetary Tenant default (as defined in Article 19), Landlord may revoke such license by written notice to Tenant and may, by written notice to any subtenant of Tenant, demand that such subtenant pay all such revenues directly to Landlord. In such event, Tenant hereby irrevocably authorizes and directs any such subtenant to pay such revenues to Landlord, and further agrees (a) that any such subtenant shall be obligated and entitled to pay such revenues to Landlord notwithstanding any contrary contentions or instructions later received from Tenant and (b) that no such subtenant shall have any liability to Tenant for any such revenues paid to Landlord in accordance with the foregoing. Landlord shall not be entitled to use or enjoy any such revenues except for the purpose of applying such revenues against unfulfilled obligations of Tenant hereunder with respect to which the applicable cure periods have expired, or to reimburse Landlord for costs reasonably incurred as a result of any Tenant default (as defined in Article 19), or to compensate Landlord for other losses suffered by Landlord as a result of any Tenant default (as defined in Article 19). Any such revenues remaining in Landlord’s possession following the cure of all Tenant defaults (as defined in Article 19) and the reimbursement of all such costs and losses shall be delivered to Tenant upon demand. No such notice to any subtenant or receipt of revenues from any subtenant shall be deemed to constitute either (i) Landlord’s consent to such sublease or (ii) the assumption by Landlord of any obligation of Tenant under such sublease, nor shall any such notice or receipt create privity of contract between Landlord and the applicable subtenant or be construed as a nondisturbance or similar agreement between Landlord and such subtenant.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

H. Transfers by Subtenants. The provisions of this Article 16 shall also apply to assignments and subleases by subtenants, sub-subtenants and so on.

I. Intentionally Omitted.

J. Encumbrance. Tenant shall be permitted to assign and mortgage its interests hereunder as security for any obligation without Landlord’s prior written consent.

K. Transfer Fee. Whether or not Landlord consents to any such transfer, Tenant shall pay to Landlord Landlord’s reasonable out-of-pocket attorneys’ fees incurred in connection with any proposed assignment or sublease requiring Landlord’s consent, [***].

L. Form of Sublease Consent. Any consent to a sublease by Landlord in accordance with the provisions of this Article 16 shall be provided in the form attached hereto as Exhibit C.

ARTICLE 17.

SUBORDINATION, NON-DISTURBANCE, ATTORNMENT AND

MORTGAGEE PROTECTION; LEASE SUBJECT TO PROJECT DOCUMENTS

A. Subordination, Non-Disturbance, Attornment and Mortgagee Protection. This Lease is subject and subordinate to (i) all Mortgages now or hereafter placed upon the Building, provided that Landlord shall, simultaneously upon execution of this Lease, provide a subordination, non-disturbance and attornment agreement (an “SNDA”) in commercially reasonable form and executed by any current Lender(s), and (ii) all other encumbrances and matters of public record applicable to the Building, including without limitation, any reciprocal easement or operating agreements, ground or underlying leases, covenants, conditions and restrictions, and Tenant shall not act or permit the Premises to be operated in violation thereof. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases or Mortgages which may hereafter be executed covering the Premises, the Building or the property or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided, however, that it shall be a precondition to the subordination of this Lease to any Mortgage or other encumbrance that Landlord obtain from any Lender or other party in question an SNDA in commercially reasonable form and reasonably comparable in substance to the current lender SNDA executed herewith.

B. Lease Subject to Project Documents.

(1) This Lease, and Tenant’s rights hereunder, are subject and subordinate to any all documents governing the maintenance, operation and use of the Project or the Building, including, without limitation, (i) the Declaration (as defined in Article 29.D.), and any rules or regulations promulgated by or on behalf of the “Developer” or “FPOC”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

under the Declaration, whether recorded or unrecorded, (ii) Chapter 91 License No. 11904 issued by the Massachusetts Department of Environmental Protection (“DEP”) for the Building, recorded with the Suffolk Registry of Deed in Book 42568, Page 73, and Chapter 91 License No. 11907 issued by DEP for all of the public realm areas of the Project, recorded with the Suffolk Registry of Deed in Book 42568, Page 89; (iii) Development Plan for the Fan Pier Development, Planned Development Area #54 approved by the Boston Redevelopment Authority (“BRA”) on November 14, 2001, and adopted by the Boston Zoning Commission on February 27, 2002, effective February 28, 2001, as amended by First Amendment to the Development Plan for the Fan Pier Development, Planned Development Area #54 approved by the Boston Redevelopment Authority on December 20, 2007, and adopted by the Boston Zoning Commission on January 30, 2008, effective January 30, 2008, and all agreements with the BRA or the City of Boston relating to the Building or the Project (collectively, and as may be amended or supplemented from time to time, the “Project Documents,” and each individually a “Project Document”).

(2) Any violation of the Project Documents by Tenant shall be subject only to a cure period equal to the shorter of (x) ten (10) days after written notice of such default or (y) the period set forth in the applicable Project Document.

(3) Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, liabilities, losses, damages or penalties asserted or claimed against or suffered by Landlord arising out of any violation of the Project Documents by Tenant or any of Tenant’s employees, officers, agents, licensees, invitees or contractors. Furthermore, Landlord shall not be liable to Tenant for any injury, loss, costs, expenses, liabilities, claims or damage (including attorneys’ fees and disbursements) to any person or property arising from or in any way related to the proper exercise of the rights of the Developer or FPOC under the Declaration, except to the extent that the same materially interferes with Tenant’s Permitted Operations as defined below.

(4) The parties acknowledge and agree that all maintenance, repair, replacement, operation and administration of the “Common Areas and Facilities” (as defined in the Project Documents) are under the control of the Developer or FPOC. Further the Developer’s or FPOC’s election to provide mechanical surveillance or to post security personnel in the Common Areas and Facilities is subject to the Developer’s or FPOC’s sole discretion, except as otherwise set forth in the Project Documents (the parties acknowledging and agreeing that, pursuant to such Project Documents, a security detail for the Common Areas and Facilities will be implemented upon substantial completion of additional buildings in the Project). Therefore, and notwithstanding anything to the contrary contained in this Lease, Landlord’s sole responsibility with respect to the maintenance, repair, replacement, operation, administration or the provision of surveillance or security in the Common Areas and Facilities, shall be to use commercially reasonable efforts, including without limitation, litigation, to enforce the obligations of the Developer or FPOC under the Declaration. Tenant shall hold Landlord harmless from any claim concerning the failure to maintain any portion of the Common Areas and Facilities, other than a failure by Landlord to use commercially reasonable efforts to enforce the Developer’s of FPOC’s obligations under the Project Documents.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(5) Landlord agrees that it will cause the Building to be constructed, maintained, repaired, replaced and landscaped in a first class manner.

(6) Notwithstanding any provision of this Article 17(B) or any other provision of this Lease to the contrary, Landlord hereby represents that, subject to Tenant’s compliance with applicable Law in connection therewith, (i) the conduct of the Permitted Use within the Premises and (ii) the installation and use of the Generator Equipment, the Supplemental HVAC Equipment and the Rooftop Equipment (and related cabling and equipment) (collectively, “Tenant’s Permitted Operations”) shall in no event constitute a default under the Project Documents, and, thus, Tenant shall not be liable under this Article 17.B. solely by virtue of Tenant conducting Tenant’s Permitted Operations in accordance with applicable Law.

ARTICLE 18.

ESTOPPEL CERTIFICATE

Either party shall from time to time, upon written request by the other, execute, acknowledge and deliver to the requesting party (or the lender of the requesting party, as the case may be), within ten (10) business days after receipt of such request, a statement in writing certifying, without limitation: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying such modifications and certifying that the Lease, as modified, is in full force and effect); (ii) the dates to which Rent and any other charges have been paid; (iii) that, to the best of its knowledge, the requesting party is not in default under any provision of this Lease (or if the requesting party is in default, specifying each such default) and that, to the best of its knowledge, no events or conditions exist which, with the passage of time or notice or both, would constitute a default on the part of the requesting party hereunder; (iv) the address to which notices to the non-requesting party shall be sent; (v) the amount of Tenant’s security deposit; and (vi) such other factual matters as the requesting party may reasonably request; it being understood that any such statement so delivered may be relied upon in connection with any lease, mortgage or transfer.

ARTICLE 19.

DEFAULTS

A. Tenant Defaults: The occurrence of any of the following shall constitute a “default” by Tenant hereunder:

(a) Tenant fails to pay when due any installment or other payment of Rent or any other amount owing to Landlord, and such failure continues for ten (10) business days after notice thereof given by or on behalf of Landlord [***] relating to [***] shall only [***] and thereafter [***] in connection therewith [***]; or

(b) Tenant fails to keep in effect any insurance required to be maintained hereunder, and such failure continues for thirty (30) days after notice thereof given by or on behalf of Landlord; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) Tenant becomes insolvent, makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against Tenant which petition is not dismissed within sixty (60) days of written notice to Tenant of its filing; or

(d) Tenant fails to cause to be released any mechanic’s liens filed against the Premises, the Building or the Project or any portion thereof within twenty (20) days after Tenant receives written notice that the same has been filed or recorded; or

(e) Tenant fails to observe or perform according to the provisions of Article 17 or 18 within the time periods specified therein; or

(f) A receiver is appointed for Tenant’s business or assets and the appointment of such receiver is not vacated within sixty (60) days after written notice to Tenant of such appointment; or

(g) Tenant fails to perform or observe any of the other covenants, conditions or agreements contained herein on Tenant’s part to be kept or performed or breaches a representation made hereunder, and such failure shall continue for thirty (30) days after notice thereof is given by or on behalf of Landlord, or if such default is curable but cure cannot reasonably be effected within such thirty (30) day period, such default shall not be a default hereunder so long as Tenant promptly commences cure within said thirty (30) day notice period and thereafter diligently prosecutes such cure to completion, provided, however, that any breach by Tenant of a representation set forth in this Lease shall not be deemed an event of default unless such breach (i) has an adverse economic consequence vis-à-vis Landlord, (ii) exposes Landlord to governmental or regulatory action or (iii) causes Landlord or the Building to be violation of applicable Law.

All notices required to be given under this Article 19.A. shall be in lieu of, and not in addition to any notice requirements imposed by Law now or hereafter in effect unless the Law requires a longer time period.

If Tenant hereunder files a voluntary petition pursuant to the United States Bankruptcy Reform Act of 1978, as the same may be from time to time be amended (the “Bankruptcy Code”), or take the benefit of any insolvency act or be dissolved, or if an involuntary petition or proceeding for dissolution or liquidation is filed against Tenant pursuant to the Bankruptcy Code and said petition is not dismissed within sixty (60) days after notice to Tenant of such filing, or if a proceeding for the appointment of a trustee or a receiver is commenced for Tenant’s business or all or a portion of its assets and the appointment of such receiver is not vacated within sixty (60) days after notice to Tenant of such appointment, or if Tenant shall make an assignment for the benefit of its creditors, then Landlord shall have all of the rights provided for in the event of nonpayment of the Rent. Tenant hereby stipulates to the lifting of the automatic stay in effect and relief from such stay in the event Tenant files a petition under the Bankruptcy Code, for the purpose of Landlord pursuing its rights and remedies against Tenant under this Lease.

If any alleged default on the part of the Landlord hereunder occurs, Tenant shall give written notice to Landlord in the manner herein set forth and Landlord shall

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

cure any such default within thirty (30) days after notice thereof is given by or on behalf of Tenant, or if such default is curable but cure cannot reasonably be effected within such thirty (30) day period, such default shall not be a default hereunder so long as Landlord promptly commences cure within said thirty (30) day notice period and thereafter diligently prosecutes such cure to completion. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any Mortgage whose address Tenant has been provided in writing, and shall afford such Mortgage holder a reasonable opportunity to cure any alleged default on Landlord’s behalf. In no event will Landlord be responsible for any damages incurred by Tenant, including but not limited to, lost profits or interruption of business as a result of any alleged default by Landlord hereunder.

ARTICLE 20.

REMEDIES

A. Landlord Remedies. The remedies provided Landlord under this Lease are cumulative. Upon the occurrence of any default (as defined in Article 19) by Tenant, and in addition to any and all other rights provided a landlord under law or equity for breach of a lease or tenancy by a tenant, Landlord shall have the right to pursue one or more of the following remedies:

(a) Landlord may serve notice on Tenant that the Term and the estate hereby vested in Tenant and any and all other rights of Tenant hereunder shall cease on the date specified in such notice and on the specified date this Lease shall cease and expire as fully and with the effect as if the Term had expired for passage of time.

(b) Without terminating this Lease in case of a default or if this Lease shall be terminated for default as provided herein, Landlord may re-enter the Premises, remove Tenant, or cause Tenant to be removed from the Premises in such manner as Landlord may deem advisable, with or without legal process. In the event of re-entry without terminating this Lease, Tenant shall continue to be liable for all Rents and other charges accruing or coming due under this Lease when due.

(c) If Landlord, without terminating this Lease, shall re-enter the Premises or if this Lease shall be terminated as provided in Article 20.A.(a) above, then, in either such event:

(i) All Rent due from Tenant to Landlord shall thereupon become due and shall be paid up to the time of re-entry, dispossession or expiration, together with reasonable costs and expenses (including, without limitation, attorneys’ fees) of Landlord and without benefit of valuation and appraisement laws which Tenant hereby waives;

(ii) Upon dispossession of Tenant by Landlord or termination of this Lease by Landlord, Landlord, to the extent set forth in Article 20.C. below, shall use commercially reasonable efforts to relet the Premises or any part thereof for a term or terms which may at Landlord’s option be less than or exceed the period which would otherwise have

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

constituted the balance of the Term and may grant such concessions in reletting as Landlord, in the exercise of its reasonable business judgment, deems desirable. In connection with such reletting, Tenant shall be liable for all reasonable costs of the reletting, including, without limitation, rent concessions, leasing commissions, legal fees and alteration and remodeling costs; and

(iii) If Landlord shall have terminated this Lease, Tenant shall also be liable to Landlord for all damages provided for at law and under this Lease resulting from Tenant’s default, including, without limitation, the difference between (1) the aggregate Rents reserved under the terms of this Lease for the balance of the Term together with all other sums payable hereunder as Rent for the balance of the Term, less (2) the fair rental value of the Premises for that period determined as of the date of such termination.

(d) Landlord may continue this Lease in effect after Tenant’s default and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations (and with the understanding that Landlord is under no obligation to relet the Premises under any condition so long as there is comparable space available in the Building for lease).

(e) Whether or not Landlord terminates this Lease, Landlord shall have the right, as Landlord chooses in its absolute discretion, (i) to terminate any or all subleases, licenses, concessions and other agreements entered into by Tenant in connection with its occupancy of the Premises and/or (ii) to maintain any or all such agreements in effect and succeed to Tenant’s interests in connection therewith (in which event Tenant shall cease to have any interest in any such agreement).

(f) Attorneys’ Fees. In any action to enforce the terms of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall reimburse the successful party for its reasonable attorneys’ fees incurred in such suit and such attorneys’ fees shall be deemed to have accrued prior to the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

(g) In addition to the above, Landlord shall have any and all other rights provided a landlord at law or in equity, including, but not limited to, those remedies provided for by Laws now or hereafter in effect, for breach of a lease or tenancy by a tenant.

(h) TO THE EXTENT PERMITTED BY LAW, LANDLORD AND TENANT HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY CLAIM, ACTION PROCEEDING OR COUNTERCLAIM BY EITHER LANDLORD OR TENANT AGAINST THE OTHER OR ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, AND/OR TENANT’s USE OR OCCUPANCY OR THE PREMISES.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B. Tenant Remedies. Upon the occurrence of any default by Landlord, Tenant shall, except as otherwise expressly provided herein, have all rights and remedies provided hereunder and by law from time to time; provided, however, that Tenant shall in no event have the right to terminate this Lease except as expressly provided herein or as provided by law.

C. Mitigation of Damages. Landlord and Tenant will each exercise commercially reasonable efforts to mitigate the damages caused by the other party’s breach of this Lease. Efforts to mitigate damages will not be construed as a waiver of the non-breaching party’s right to recover damages. For the purposes of this Article 20.C., marketing of the Premises in a manner similar to the way Landlord markets its other premises shall be deemed to satisfy Landlord’s obligation to use such “commercially reasonable efforts.” In no event shall Landlord be required (i) to solicit or entertain negotiations with any other prospective tenants for the Premises until Landlord obtains full and complete possession of the Premises including, without limitation, the undisputed right to re-let the Premises free of any claim of Tenant, (ii) to lease the Premises to a tenant whose proposed use is not a use permitted by applicable law for the Building, (iii) to re-let the Premises before leasing other comparable vacant space in the Building (unless the prospective tenant is directly obtained and presented to Landlord as a result of Tenant’s marketing efforts and otherwise satisfies all other requirements of prospective tenants contained in this Lease), (iv) to lease the Premises for a rental less than the current fair market rental then prevailing for similar office space in the Building, or (v) to enter into a lease with any proposed tenant that does not have, in Landlord’s reasonable opinion, sufficient financial resources to satisfy a typical tenant’s obligations under a lease. In no event, however, shall Tenant’s liability hereunder be diminished or reduced if or to the extent such reasonable efforts of Landlord to re-let are not successful.

ARTICLE 21.

QUIET ENJOYMENT

Landlord covenants and agrees with Tenant that, so long as Tenant pays Rent and observes and performs all of the terms, covenants and conditions of this Lease to be observed and performed by Tenant, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant’s possession will not be disturbed by anyone claiming by, through, or under Landlord.

ARTICLE 22.

ACCORD AND SATISFACTION

No payment by Tenant or receipt by Landlord of an amount less than full payment of Rent then due and payable shall be deemed to be other than on account of Rent then due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided for in this Lease or available at law or in equity.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 23.

SECURITY DEPOSIT

To secure the full and faithful performance by Tenant of all of the covenants, conditions and agreements set forth in this Lease to be performed by it, including, without limitation, the foregoing such covenants, conditions and agreements in this Lease which become applicable upon its termination by re-entry or otherwise, Tenant has deposited with Landlord a Letter of Credit in the sum shown in Article 1 as a “Security Deposit” on the understanding:

(a) that the Security Deposit or any portion thereof may be applied to the curing of any default (as defined in Article 19), that may exist, including but not limited to a breach for failure to pay Rent to the extent constituting a default under Article 19, without prejudice to any other remedy or remedies which Landlord may have on account thereof, and upon such application Tenant shall pay Landlord within ten (10) business days of written demand the amount so applied which shall be added to the Security Deposit so the same will be restored to its original amount;

(b) that should the Premises be conveyed by Landlord, the Security Deposit or any balance thereof shall be turned over to the Landlord’s grantee, and if the Security Deposit is turned over to such grantee as so required, Tenant hereby releases Landlord from any and all liability with respect to the Security Deposit and its application or return, and Tenant agrees to look solely to such grantee for such application or return;

(c) that Landlord may commingle the Security Deposit with other funds and shall not be obligated to pay Tenant any interest;

(d) that the Security Deposit shall not be considered an advance payment of Rent or a measure of damages for any default by Tenant, nor shall it be a bar or defense to any actions by Landlord against Tenant;

(e) intentionally omitted

(f) that, provided there exists no default (as defined in Article 19) as to which Landlord has the right to monetary compensation, the Security Deposit or any then remaining balance thereof, shall be returned to Tenant, without interest, within thirty (30) days after the expiration or earlier termination of the Term, provided that subsequent to the expiration of this Lease, Landlord may retain from the Security Deposit (i) an amount reasonably estimated by Landlord to cover potential Operating Expense reconciliation payments due with respect to the calendar year in which this Lease terminates or expires (such amount so retained shall not, in any event, exceed ten percent (10%) of estimated Operating Expense payments due from Tenant for such calendar year through the date of expiration or earlier termination of this Lease and any amounts so retained and not applied to such reconciliation shall be returned to Tenant within thirty (30) days after Landlord’s delivery of the statement for such calendar year), (ii) any and all amounts reasonably estimated by Landlord to cover the anticipated costs to be incurred by Landlord to remove any signage provided to Tenant under this Lease and to repair any damage caused by such removal (in which case any excess amount so retained by

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Landlord shall be returned to Tenant within thirty (30) days after such removal and repair), and (iii) any and all amounts permitted by law or this Article 23 (collectively hereinafter referred to as the “Contingent Amount”). In the event Tenant has posted a Letter of Credit (as hereinafter defined) instead of cash, Tenant, at its option, may substitute cash at the expiration of the Term in an amount sufficient to satisfy the Contingent Amount, which amount shall be determined by Landlord, in its reasonable discretion.

Tenant hereby waives any and all provisions of Laws that limit the types of defaults for which a landlord may claim sums from a security deposit, it being agreed that Landlord, in addition, may claim those sums specified in this Article 23 above and/or those sums reasonably necessary to compensate Landlord for any other loss or damage actually incurred, caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant. Tenant further covenants that it will not assign or encumber the money deposited herein as a Security Deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

(g) that, notwithstanding anything contained in this Article 23 to the contrary, the Security Deposit shall be in the form of cash or a letter of credit. Tenant, simultaneously with the execution of this Lease, shall deliver to Landlord (as beneficiary) a standby letter of credit (“Letter of Credit”), the form and content of which shall be reasonably acceptable to Landlord and the issuing bank. The Letter of Credit shall be, among other things:

(1)	subject to International Standby Practices 1998, International Chamber of Commerce Publication No. 590;

(2)	irrevocable and unconditional;

(3)	in the amount of the required Security Deposit;

(4)	conditioned for payment solely upon presentation of the Letter of Credit and a sight draft certifying to the issuer of the Letter of Credit the existence of such grounds or circumstances upon which Landlord is permitted to make such draw, and

(5)	transferable one or more times by Landlord without the consent of Tenant.

Tenant acknowledges and agrees that it shall pay, within ten (10) days following Landlord’s written demand therefor, as Additional Rent, any and all reasonable out-of-pocket costs and charges in connection with (i) any transfer of the Letter of Credit necessitated by Landlord’s transfer or sale of all or any portion of the Property or (ii) the addition, deletion or modification of any beneficiaries under the Letter of Credit. The Letter of Credit shall be issued by a member of the New York Clearing House Association or a commercial bank or trust company reasonably satisfactory to Landlord, having a net worth reasonably acceptable to Landlord, it being agreed that Silicon Valley Bank is

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

satisfactory to Landlord and that the form of Letter of Credit which has been provided to Landlord in connection with Tenant’s execution of this Lease is acceptable. The Letter of Credit shall expire not earlier than twelve (12) months after the date of delivery thereof to Landlord and shall provide that same shall be automatically renewed for successive twelve (12) month periods through a date which is not earlier than sixty (60) days after the expiration date, or any renewal or extension thereof, unless written notice of non-renewal has been given by the issuing bank to Landlord and Landlord’s attorney by registered or certified mail, return receipt requested, not less than sixty (60) days prior to the expiration of the current period. If the issuing bank does not renew the Letter of Credit, and if Tenant does not deliver a substitute Letter of Credit or cash in lieu thereof at least thirty (30) days prior to the expiration of the current period, then in addition to its rights granted under this Lease, Landlord shall have the right to draw on the existing Letter of Credit and maintain such funds as a cash security deposit. With respect to draws on the Letter of Credit:

(x)	Landlord may use, apply, or retain the proceeds of the Letter of Credit to the same extent that Landlord may use, apply, or retain the cash Security Deposit, as set forth above in this Section or elsewhere in this Lease;

(y)	Landlord may draw on the Letter of Credit, in whole or in part, from time to time, at Landlord’s election, to the same extent that Landlord may draw on the cash Security Deposit, as set forth above in this Section or elsewhere in this Lease; and

(z)	If Landlord partially draws down the Letter of Credit, Tenant shall within ten (10) days after Landlord gives Tenant notice thereof, restore all amounts drawn by Landlord, or substitute cash security instead.

Tenant hereby agrees to cooperate, at its expense with Landlord to promptly execute and deliver to Landlord any and all modifications, amendments and replacements of the Letter of Credit, as Landlord may reasonably request to carry out the terms and conditions of this Section.

In the event the issuer of any letter of credit held by Landlord is insolvent or is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, or if a trustee, receiver or liquidator is appointed for the issuer, then, effective as of the date of such occurrence, said Letter of Credit shall be deemed to not meet the requirements of this Article and Tenant shall, within ten (10) business days of written notice from Landlord, deliver to Landlord a replacement Letter of Credit which otherwise meets the requirements of this Article (and Tenant’s failure to do so shall, notwithstanding anything in this Lease to the contrary, constitute a default for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid thirty-day period); or, alternatively, Tenant shall, within such thirty-day period deliver cash to Landlord in the amount required by this Article.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Notwithstanding anything contained in this Article 23 to the contrary, provided that, as of the applicable Reduction Date set forth below, no more than two (2) monetary defaults (as defined in Article 19) (only one (1) of which may be a failure to pay Monthly Base Rent) have occurred during the immediately preceding twelve (12) month period, the Security Deposit shall be reduced in accordance with the schedule below (each such reduced amount being then applicable “Adjusted Security Deposit”). Landlord shall refund to Tenant the amount necessary to yield the Adjusted Security Deposit if the Security Deposit was provided in cash, or allow Tenant to replace the Letter of Credit with a Letter of Credit in the amount of the Adjusted Security Deposit (and otherwise meeting the criteria set forth above), as and when permitted.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

ARTICLE 24.

BROKERAGE COMMISSION

Landlord and Tenant represent and warrant to each other that neither has dealt with any broker, finder or agent except for the Broker(s) identified in Article 1, with whom Landlord has entered into a separate brokerage agreement. Landlord and Tenant each agree to indemnify and hold harmless the other party from and against any and all loss, liabilities, claims, suits, or judgments (including, without limitation, reasonable attorneys’ fees and court costs incurred in connection with any such claims, suits, or judgments, or in connection with the enforcement of this indemnity) for any fees, commissions, or compensation of any kind which arise out of or are in any way connected with any claimed agency relationship not referenced in Article 1.

ARTICLE 25.

FORCE MAJEURE

Landlord shall be excused for the period of any delay in the performance of any obligation hereunder when prevented from so doing by a cause or causes beyond its control, including all labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain any material, services or financing, or through acts of God (collectively, “Force Majeure”). Tenant shall similarly be excused for delay in the performance of any obligation hereunder; provided that nothing contained in this Article 25 or elsewhere in this Lease shall be deemed to excuse or permit any delay in the payment of Rent, or any delay in the cure of any default which may be cured by the payment of money.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ARTICLE 26.

PARKING

(a) Pursuant to Landlord’s contractual relationship with the Parking Garage operator, Tenant shall be entitled to directly obtain, and pay for, contracts with the Parking Garage operator for the number of parking access devices set forth in Article 1 permitting use of such number of unreserved parking spaces in the Parking Garage, in areas, if any, as may be designated by Landlord or the Parking Garage operator for occupants of the Building, notwithstanding the number of Tenant’s employees, customers or invitees; provided, however, that Tenant notifies Landlord in writing that Tenant desires such contracts with the Parking Garage operator within [***] days following the first date of Tenant’s occupancy of all or any portion of the Premises for business operations (as opposed to conduct of Tenant’s Work). The parking contracts shall be for unassigned spaces and the monthly rate to be paid by Tenant and its employees shall be the prevailing monthly parking rate charged by the Parking Garage operator, which parking rate may change at any time and from time to time, as determined by such Parking Garage operator. In the event Tenant fails to enter into monthly parking contracts within the aforesaid [***] period following the first date of Tenant’s occupancy of all or any portion of the Premises, or subsequently relinquishes in any manner any parking contract(s), Landlord shall be under no obligation to obtain replacement parking contracts. [***].

(b) If requested by Landlord, Tenant shall notify Landlord of the license plate number, year, make and model of the automobiles entitled to use the Parking Garage under such contracts and if requested by Landlord, such automobiles shall be identified by electronic or other identification devices provided by Landlord or the Parking Garage operator, and only such designated automobiles shall be permitted to use access control devices provided to monthly contract holders in the Parking Garage. The Parking Garage will be operated in whole or in part as a public parking garage, and at Landlord’s sole election, Landlord may make validation stickers available to Tenant for the use of public parking spaces, [***]. If Landlord has instituted a vehicle identification system or other parking procedure and Tenant’s employees, customers or invitees do not comply with any such procedure, then in any of such events, Landlord shall be entitled to, without any liability to Tenant, its employees, customers or invitees, remove any vehicles not complying with Landlord’s procedures. Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Parking Garage for purposes of permitting or facilitating construction, alteration or improvement so long as Tenant shall have access to the number of parking spaces then required to be made available to Tenant in the locations required hereby. Landlord may delegate its responsibilities hereunder to a parking operator or a lessee of the Parking Garage in which case such parking operator or lessee shall have all the rights of control attributed hereby to the Landlord.

Notwithstanding anything contained herein to the contrary, [***] shall be the [***] from time to time by [***]; provided, however, that Tenant, at its sole election, shall be entitled to [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) Except to permitted and bona fide assignees and subtenants, Tenant may not assign, transfer, sublease or otherwise alienate its right to use of the Parking Garage without Landlord’s prior written consent. Tenant’s continued right to use the Parking Garage is conditioned upon Tenant abiding by the terms of any parking contracts, and all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the Parking Garage, Tenant’s cooperation in seeing that Tenant’s employees and visitors also comply with such rules and regulations, and this Lease not having been terminated.

(d) Tenant acknowledges that the Parking Garage is subject to the provisions of the South Boston Parking Freeze Regulations and to one or more Parking Freeze Permits issued thereunder by the City of Boston Air Pollution Control Commission, which regulations and permits require that twenty percent (20%) of the total parking supply in the Parking Garage be set aside for Off-Peak use, and not be available weekdays between 7:30 A.M. and 9:30 A.M. Tenant acknowledges that the administration of such requirement may from time to time limit the ability of certain of the parking access device holders to enter the Parking Garage or the surface parking areas between 7:30 A.M. and 9:30 A.M. (the “Limited Parking Period”). Landlord agrees to use commercially reasonable efforts to cause the Parking Garage operator to use reasonable efforts to manage the Parking Garage in a manner that allocates any inconvenience associated with the administration of such requirement proportionately among all tenants using the Parking Garage, so that Tenant’s parking access device holders are not disproportionately inconvenienced. In addition, Landlord agrees to administer such requirement, to the extent reasonably practicable, so as to give preference to monthly parkers over daily parkers. Furthermore, commencing at such time as [***] at the Project are no longer sufficient to fulfill the foregoing [***], Landlord may cause [***] for the purposes of [***]. Notwithstanding the foregoing, such [***] shall apply to [***].

ARTICLE 27.

HAZARDOUS MATERIALS

A. Definition of Hazardous Materials. The term “Hazardous Materials” for purposes hereof shall mean any chemical, substance, materials or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community “right-to-know” requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of a materials safety data sheet (“MSDS”). The term “Hazardous Materials” includes, without limitation, any material, waste or substance which is (i) included within the definitions of “hazardous substances,” “hazardous materials” or “toxic substances” in or pursuant to any environmental Law, or subject to regulation under any environmental Law, (ii) listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. § 172.101, as to date or hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as to date or hereafter amended, (iii) an explosive, radioactive, asbestos, polychlorinated biphenyl, oil or petroleum product, (iv) designated as a “Hazardous Substance” pursuant to Section 311 of the Federal Water

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Pollution Control Act (33 U.S.C. § 1317), (v) defined as a “Hazardous Waste” pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., (vi) defined as a “Hazardous Substance” pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., or (vii) any substance deemed to be a “Hazardous Material” by any present or future federal, state or local Law, statute, regulation ordinance, or any judicial or administrative order or judgment thereunder, because it affects the health, industrial hygiene or the environmental conditions on, under or about the Premises or the Building.

B. No Hazardous Materials. Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any Hazardous Materials at the Project. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within the Premises of Hazardous Materials customarily used in the business or activity expressly permitted to be undertaken in the Premises under Article 6, provided: (a) such Hazardous Materials shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises and the ordinary course of Tenant’s business therein, in accordance with applicable Law and the manufacturers’ instructions therefore; (b) such Hazardous Materials shall not be disposed of, released or discharged in the Building, and shall be transported to and from the Premises in compliance with all applicable Laws; (c) if any applicable Law or Landlord’s trash removal contractor requires that any such Hazardous Materials be disposed of separately from ordinary trash, Tenant shall make arrangements, at Tenant’s expense, for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and reasonable approval by Landlord); and (d) any remaining Hazardous Materials shall be completely, properly and lawfully removed from the Building upon expiration or earlier termination of this Lease. Any clean up, remediation and removal work shall be subject to Landlord’s prior written approval, not to be unreasonably withheld, conditioned or delayed (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Landlord or any Lender or governmental body arranges for any tests or studies which show that this Article 27 has been violated by Tenant, Tenant shall pay for the costs of such tests.

C. Notices To Landlord. Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Materials on the Premises or the migration thereof from or to other property; (ii) any demands or claims made or threatened by any party relating to any loss or injury resulting from any Hazardous Materials on the Premises; (iii) any release, discharge or non-routine, improper or unlawful disposal or transportation of any Hazardous Materials on or from the Premises or in violation of this Article 27; and (iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Materials on the Premises. Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list, certified to be true and complete, identifying any Hazardous Materials then used, stored, or maintained upon the Premises, the use and approximate quantity of each such materials, a copy of any MSDS issued by the manufacturer therefor, and such other information as Landlord may reasonably require or as may be required by Law.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

D. Indemnification. If any Hazardous Materials are released or discharged by Tenant or any other occupant of the Premises, or their employees, agents, invitees or contractors, on or about the Building in violation of the provisions of Section 27.B above, and Landlord has not caused or contributed to such release or discharge, Tenant shall promptly, properly and in compliance with applicable Laws clean up, remediate and remove the released or discharged Hazardous Materials from the Building and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant’s expense (without limiting Landlord’s other remedies therefor). Tenant shall further be required to indemnify, hold harmless and defend (by counsel reasonably acceptable to Landlord) Landlord from and against any and all claims, demands, liabilities, losses, damages, penalties, forfeitures, judgments or expenses (including attorneys’ fees) or death or injury to any person or damage to any property whatsoever, arising directly or indirectly arising out of or attributable to (and provided that Landlord has not caused or contributed to the same): (i) a violation of the provisions of this Article 27 by Tenant, Tenant’s occupants, employees, contractors or agents; (ii) the presence in, on, under or about the Premises or discharge in or from the Premises of any Hazardous Materials placed in, under or about the Premises by Tenant or at Tenant’s direction, excluding any tenant improvement work done by Landlord; (iii) Tenant’s use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises; or (iv) Tenant’s failure to comply with any Hazardous Materials Law applicable to Tenant’s use of the Premises. The provisions of this Article 27 shall survive the expiration or earlier termination of this Lease. Landlord and Tenant acknowledge that Landlord may become legally liable for the costs of complying with Laws relating to Hazardous Materials which are not the responsibility of Landlord or the responsibility of Tenant, including the following: (1) Hazardous Materials present in the soil or ground water on the Building property of which Landlord has no knowledge as of the effective date of this Lease; (2) a change in Laws which relate to Hazardous Materials which make that Hazardous Materials which is present on the property on which the Building is located as of the effective date of this Lease, whether known or unknown to Landlord, a violation of such new laws; (3) Hazardous Materials that migrates, flows, percolates, diffuses, or in any way moves onto, or under, the Building property after the effective date of this Lease; or (4) Hazardous Materials present on or under the Building property as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Building property by other tenants in the Building or their agents, employees, contractors, or invitees, or by others. Notwithstanding any provision of this Lease to the contrary, Landlord agrees that the cost of complying with Laws relating to Hazardous Materials on the Building property which are paid or incurred by Landlord shall not be an Operating Expense (and the same shall be excluded from Operating Expenses) unless the cost of such compliance as between Landlord and Tenant, is made the responsibility of Tenant pursuant to Article 27.B., above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Landlord will indemnify, defend (by counsel reasonably acceptable to Tenant), protect, and hold Tenant free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorney’s fees) or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by:

(a) the presence in, on, under or about the Premises or the Building or release or discharge in or from the Premises or the Building of any Hazardous Materials (i) placed in, on, under or about the Premises or the Building by Landlord or at Landlord’s direction or (ii) located on Parcel F of the Project as of the date of this Lease; or

(b) Landlord’s use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises or the Building; or

(c) Landlord’s failure to comply with any applicable Law concerning Hazardous Materials.

ARTICLE 28.

ADDITIONAL RIGHTS RESERVED BY LANDLORD

In addition to any other rights provided for herein, Landlord reserves the following rights, exercisable upon reasonable prior written notice to Tenant but without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant’s use or possession or giving rise to any claim:

(a) To change the name of the Building or the street address of the Building, provided that Landlord shall reimburse Tenant for the reasonable, out-of-pocket cost of printing new stationary and reasonable changes to Tenant’s website;

(b) To install and maintain all signs and exterior lighting on the exterior and interior of the Building and Project; provided, however, that Landlord agrees that it will not permit any permanent exterior signage on the Building for any tenant other than Fish & Richardson, P.C. (which signage may be relocated or altered from time to time as expressly permitted or required by Landlord’s lease with Fish & Richardson, P.C., or as otherwise required by law, or as required in order to fulfill Landlord’s obligations under this Lease or the Project Documents);

(c) To designate all sources furnishing sign painting or lettering for use in the Building;

(d) During the last ninety (90) days of the Term, if Tenant has vacated and surrendered the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for occupancy, without affecting Tenant’s obligation to pay Rent for the Premises;

(e) To have pass keys to the Premises and all doors therein, excluding Tenant’s vaults and safes and areas housing Tenant’s confidential information or trade secrets as expressly identified to Landlord by Tenant, and subject to Tenant’s right to accompany Landlord during any entry into certain portions of the Premises pursuant to Article 13;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f) To exhibit the Premises to any prospective purchaser, Lender, mortgagee, or assignee of any mortgage on the Building or the land on which the Building is located and to others having an interest therein at any time during the Term, and to prospective tenants during the last twelve (12) months of the Term;

(g) Subject to the limitations contained elsewhere in this Lease and to [***] pursuant to [***], to take any and all measures, including entering the Premises for the purpose of making inspections, repairs, alterations, additions and improvements to the Premises or to the Building (including for the purpose of checking, calibrating, adjusting and balancing controls and other parts of the Building Systems as may be necessary or desirable for the operation, improvement, safety, protection or preservation of the Premises, the Building or the Project including, but not limited to, the temporary closure of roads or sidewalks, or in order to comply with all Laws, or as may otherwise be permitted or required by this Lease); provided, however, that during the progress of any work on the Premises or at the Building, Landlord will use commercially reasonable efforts not to inconvenience Tenant;

(h) INTENTIONALLY DELETED; and

(i) To install vending machines of all kinds in the Common Areas of the Building and to receive all of the revenue derived therefrom.

ARTICLE 29.

DEFINED TERMS

A. “Building” shall collectively refer to (i) the office and retail Building named in Article 1 of which the Premises are a part (including all modifications, additions and alterations made to the Building during the Term of this Lease), (ii) the real property on which the same is located (which real property constitutes Parcel “F” of the Project), and (iii) all plazas, Building Common Areas and any other areas located on said real property and designated by Landlord for use by all tenants in the Building.

B. “Building Common Areas” shall mean and include all areas, facilities, equipment, directories and signs of the Building (exclusive of the Premises and areas leased to other tenants) made available and designated by Landlord for the common and joint use and benefit of Landlord, Tenant and other tenants and occupants of the Building including, but not limited to, lobbies, public washrooms, hallways, sidewalks, parking areas, landscaped areas and service entrances. As of the date of this Lease, the Building Common Areas are substantially as shown and designated on the plan attached hereto as Exhibit L attached. Following the date of this Lease, the Building Common Areas may further include such areas in the Project or in adjoining properties under reciprocal easement agreements, operating agreements or other such agreements now or hereafter in effect and which are available to Landlord, Tenant and Tenant’s employees and invitees. Landlord reserves the right in its sole discretion and from time to time, to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

construct, maintain, operate, repair, close, limit, take out of service, alter, change, and modify all or any part of the Building Common Areas so long as the same does not materially interfere with Tenant’s rights under this Lease. Notwithstanding anything contained herein to the contrary, Landlord shall maintain such amenities in the Common Areas of the Building as Landlord reasonably determines to be in the best interest of the development and operation of the Building.

C. “Building Systems” shall mean all systems serving the Building, including, without limitation, the mechanical, electrical, HVAC and plumbing systems of the Building.

D. “Declaration” shall mean that certain Declaration of Covenants, Easements and Restrictions by and between Fan Pier Development LLC, a Delaware limited liability company, and Fan Pier Owners Corporation, a Massachusetts corporation, dated January 31, 2008 and recorded on February 4, 2008 in Book 43059 at Page 1 of the Suffolk County Registry of Deeds, as the same may be amended from time to time.

E. “Default Rate” shall mean the greater of (i) [***] or (ii) the [***]. As used herein, the term “Prime Rate” shall mean the prime rate of interest announced, from time to time, by Bank of America, N.A., or if at any time Bank of America, N.A. or its successor in interest does not announce its prime rate of interest, then the prime rate of interest published from time to time in The Wall Street Journal, Eastern Edition, in the section entitled “Money Rates.” If the application of the Default Rate causes any provision of this Lease to be usurious or unenforceable, the Default Rate shall automatically be reduced to the highest rate allowed by law so as to prevent such result.

F. “FPOC Expenses” shall mean Landlord’s “Percentage Share” of “CAM Charges” (as those terms defined in the Declaration), and shall include, without limitation, the [***] set forth in the [***]. Tenant hereby acknowledges that it has [***].

G. “Hazardous Materials” shall have the meaning set forth in Article 27.

H. “Landlord” and “Tenant” shall be applicable to one (1) or more parties as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there is more than one (1), the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term “Landlord” shall include Landlord’s present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, attorneys, affiliates, successors and assigns. For purposes of any provisions indemnifying or limiting the liability of Tenant, the term “Tenant” shall include Tenant’s present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents (including, without limitation, the Building Manager), attorneys, affiliates, successors and assigns.

I. “Law” or “Laws” (or, sometimes, “law” or “laws”) shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are binding precedents in the Commonwealth of Massachusetts, and decisions of federal courts applying the Laws of the Commonwealth of Massachusetts.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

J. “Lease” shall mean this lease executed between Tenant and Landlord, including any extensions, amendments or modifications which may be executed by Landlord, and Tenant and any Exhibits attached hereto.

K. “Lease Year” shall mean each consecutive twelve (12) month period thereof during the Term, with the first (1st) Lease Year commencing on the Rent Commencement Date; however, (a) if the Rent Commencement Date falls on a day other than the first (1st) day of a calendar month, the first (1st) Lease Year shall end on the last day of the twelfth (12th) full calendar month after the Rent Commencement Date and the second (2nd) and each succeeding Lease Year shall commence on the first (1st) day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date. Each full month during a Lease Year shall be referred to herein as a “Lease Month.” In the event that the Rent Commencement Date falls on a day other than the first (1st) day of a calendar month, the first (1st) Lease Month shall be deemed to end on the last day of the first (1st) full calendar month.

L. “Lender” shall mean the holder of a Mortgage at the time in question, and, where such Mortgage is a ground lease, such term shall refer to the ground lessee. The Mortgage encumbering the Building as of the date of this Lease is not a ground lease.

M. “Mortgage” shall mean all mortgages, deeds of trust, ground leases now or hereafter placed upon the Building or any part thereof with the written consent of Landlord, and all renewals, modifications, consolidations, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby.

N. “Office Component” shall collectively refer to the office space located on the second (2nd) through eighteenth (18th) above-ground levels of the Building, measuring approximately 470,949 rentable square feet, of which the Premises are a part. Landlord reserves the right, in its sole discretion, to add all or any part of the second (2nd) floor premises of the Building to the Retail Component (and, thereafter, to re-add said premises back to the Office Component) at any time and from time to time. In any such event, the square footage of the Office Component shall be revised to reflect the reallocation of premises.

O. “Operating Expenses” shall mean all operating expenses of any kind or nature which are necessary, ordinary or customarily incurred in connection with the operation, maintenance, ownership or repair of the Building (other than the Retail Component), all as determined by Landlord, as well as FPOC Expenses, and any periodic assessments, both regular and special, for which Landlord is or becomes responsible under the Project Documents.

Operating Expenses shall include, but not be limited to:

1.1 costs of supplies, including, but not limited to, the cost of relamping all standard lighting as the same may be required from time to time;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.2 costs incurred in connection with obtaining and providing energy for the Building, including, but not limited to, costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources, including any taxes thereon;

1.3 costs of water and sanitary and storm drainage services;

1.4 costs of janitorial and security services;

1.5 costs of general maintenance and repairs, including costs under HVAC, the intrabuilding network cable and other mechanical maintenance contracts and maintenance, repairs and replacement of equipment and tools;

1.6 costs of maintenance and replacement of landscaping;

1.7 insurance premiums, including fire and all-risk coverage, together with loss of rent endorsements, the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord (where Landlord is unable to obtain insurance without such deductible from a major insurance carrier at reasonable rates), public liability insurance and any other insurance carried by Landlord (all such insurance shall be in such amounts as may be required by any holder of a Mortgage or as Landlord may reasonably determine);

1.8 labor costs, including wages and other payments, costs to Landlord of worker’s compensation and disability insurance, payroll taxes, employment taxes, general welfare benefits, pension payments, medical and surgical benefits, fringe benefits up to the level of Building Manager;

1.9 professional building management fees of no more than three percent (3%) of the gross rents from the Building (excluding any reimbursements for insurance or taxes);

1.10 accounting, inspection, and other out-of-pocket third party consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or to reasonably improve the operation, maintenance or state of repair of the Building) incurred in the ordinary course or in connection with making the computations required hereunder or in any audit of operations; and

In making any computations contemplated hereby, Landlord shall also be permitted to make such adjustments and modifications to the provisions of this paragraph and Article 4 as shall be reasonable and necessary to achieve the intention of the parties hereto.

The following items shall be excluded from Operating Expenses, provided that such exclusions shall not apply to items of cost and expense included within FPOC Expenses: (aa) bad debt expenses and principal, points and fees on debts or interest on and amortization of debts; (bb) brokerage commissions and other costs incurred in connection with the negotiation and preparation of letters of intent, leases, subleases

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building; (cc) financing and refinancing costs; (dd) Taxes; (ee) leasehold improvements made exclusively for one or more particular tenant(s) (which do not benefit or are not made available to the Tenant); (ff) the cost of any item included in Operating Expenses under this Article 29.O. to the extent that such cost is reimbursed by a warranty, guaranty, service contract, an insurance company, a condemnor, or a tenant (except as a reimbursement of Operating Expenses) or any other party, but if at the time Operating Expenses are determined for a particular year such reimbursement has not been made, such expenses may be included in Operating Expenses and an adjustment shall be made when and if such reimbursement is actually received; (gg) ground rent, or any other rent payments under any superior lease; (hh) expenses incurred in the sale, transfer, or other disposition of any portion of the Building, or any interest therein; (ii) judgments against Landlord or the Building and legal fees and court costs relating to acquisition, financing, refinancing and sale of the Building, or any interest therein, or related to disputes with other tenants or other occupants of the Building, or associated with the preparation, negotiation or enforcement of any leases; (jj) administrative salaries, benefits and other compensation of Landlord’s or its agents’ employees above the grade of Building Manager, and who are not assigned on a full-time basis to the operation, management, maintenance or repair of the Building, except to the extent an allocation is made on a reasonable and consistent basis that fairly reflects the proportion of such employees’ employment time that is attributable to the Building; (kk) costs of additional or extra services furnished to other tenants for which Landlord is separately reimbursed; (ll) depreciation and amortization of Landlord’s acquisition cost of the Building; (mm) the cost of any work performed or service provided to the extent the fees charged or other compensation received would result in a duplicative recovery by the Landlord; (nn) any costs related to the Parking Garage; (oo) [***]; (pp) any [***]; (qq) expenses in connection with [***]; (rr) costs of services [***]; (ss) any cost or expense for [***]; (tt) costs for [***] paid to any [***] that would be payable in [***]; (uu) [***]; (vv) any costs or expenses (including [***]) arising out of [***] or any other [***]; (ww) costs incurred in connection with [***] or elsewhere; (xx) [***] to the extent such costs are reasonably attributable to [***]; (yy) reserves for [***]; (zz) the cost of any [***] or one time [***]; (aaa) Landlord’s [***]; (bbb) [***] costs, not related to [***]; (ccc) [***] fees and [***] costs other than those incurred in connection with [***] and then only to the extent of the [***]; (ddd) [***] costs for [***]; (eee) [***] costs and related expenses for the [***] that would otherwise be considered a [***], where the sole purpose of such [***] is to avoid any one or more of the [***] set forth in this paragraph; (fff) costs [***] incurred by reason of [***]; (ggg) increased [***] caused by [***]; and (hhh) [***] costs of Landlord for [***].

P. “Parking Garage” shall collectively mean (i) the three (3) level subterranean parking garage located below the Building and (ii) such other parking garages or parking areas as may be constructed from time to time in connection with the development of the Project and subsequently made available to Landlord and Tenant under reciprocal easement agreements, operating agreements or other such agreements now or hereafter in effect.

Q. “Project” shall mean the entire mixed-use development known as “Fan Pier,” of which the Building is a part. The Project shall initially consist of nine (9) lettered

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

parcels of land (“A” through “F” and “H” through “J”), the buildings and other improvements now or hereafter constructed thereon, and any and all common areas and facilities, accessory parking areas, access roadways, sidewalks, landscaped open areas, and maritime facilities now or hereafter constructed in connection with the development of the aforesaid parcels.

R. “Rent” shall have the meaning specified therefor in Article 3.

S. “Retail Component” shall collectively mean the retail space located on the first (1st) above-ground level of the Building, measuring approximately 18,588 of gross leasable area. Landlord reserves the right, in its sole discretion, to add all or any part of the second (2nd) floor premises of the Building to the Retail Component (and, thereafter, to re-add said premises back to the Office Component) at any time and from time to time. In any such event, the square footage of the Retail Component shall be revised to reflect the reallocation of premises.

T. “Tax” or “Taxes” shall mean:

1.1 all real property taxes and assessments levied against the Building by any governmental or quasi-governmental authority. The foregoing shall include all federal, state, county, or local governmental, special district, improvement district, municipal or other political subdivision taxes, fees, levies, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, respecting the Building, including without limitation, real estate taxes, general and special assessments, interest on any special assessments paid in installments, transit taxes, water and sewer rents, taxes based upon the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, appurtenances, furniture and other personal property used in connection with the Building which Landlord shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority except as provided below), provided, however, that any taxes which shall be levied on the rentals of the Building shall be determined as if the Building were Landlord’s only property, and provided further that in no event shall the term “taxes or assessment,” as used herein, include any net federal or state income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes. Such term shall, however, include gross taxes on rentals. Expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any such taxes or assessments shall be included in such computations.

1.2 all “assessments,” including so-called special assessments, license tax, business license fee, business license tax, levy, charge, penalty or tax imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage, or other improvement or special district thereof, against the Premises or the Building or any legal or equitable interest of Landlord therein. For the purposes of this Lease, any special assessments shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid. If, as of the Commencement Date, the Building has not been fully assessed as a completed project which is fully leased, for the purpose of computing the Operating Expenses for any adjustment required herein or under Article 4, Taxes shall

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

be adjusted by Landlord, as of the date on which the adjustment is to be made, to reflect the undiscounted fair market value of the Building as shown on the City of Boston Tax Assessor’s field card for the Building as of the Commencement Date. If the method of taxation of real estate prevailing to the time of execution hereof shall be, or has been altered, so as to cause the whole or any part of the taxes now, hereafter or theretofore levied, assessed or imposed on real estate to be levied, assessed or imposed on Landlord, wholly or partially, as a capital levy or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the Building shall be included within the term real estate taxes, except that the same shall not include any enhancement of said tax attributable to other income of Landlord. All of the items set forth in the preceding clauses T.1.1 and T.1.2 are collectively referred to as the “Tax” or “Taxes”. Notwithstanding anything contained herein to the contrary, Taxes shall not include any taxes related to (i) the Parking Garage, (ii) income taxes, capital stock, inheritance, estate, gift, succession, excess profit taxes, excise taxes, franchise taxes, estate, mortgage recording and transfer taxes or any other taxes imposed upon or measured by Landlord’s gross income or profits unless the same is specifically included within the definition of Property Taxes above or otherwise shall be imposed in lieu of real estate taxes or other ad valorem taxes or (iii) fines and penalties incurred by Landlord for late payment of Taxes.

All other capitalized terms shall have the definition set forth in the Lease.

ARTICLE 30.

MISCELLANEOUS PROVISIONS

A. RULES AND REGULATIONS.

Tenant shall comply with all of the reasonable rules and regulations promulgated by Landlord from time to time for the Building (the “Rules and Regulations”), provided that Landlord agrees to enforce, in a uniform manner, substantially the same Rules and Regulations against other tenants and occupants of the Building [***]. A copy of the current Rules and Regulations applicable to the office tenants of the Building is attached hereto as Exhibit D. [***], Landlord shall not be liable to Tenant for violation of any such Rules and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Building. In the event of any conflict between the terms of this Lease (including, without limitation, Article 8.C. of this Lease) and the Rules and Regulations, the terms of this Lease shall prevail.

Notwithstanding anything contained herein to the contrary, Landlord represents that, although the [***].

B. EXECUTION OF LEASE.

If Tenant or Landlord is a corporation, partnership or limited liability company, each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with: (i) if Tenant or Landlord is a corporation, a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of said corporation; (ii) if Tenant or Landlord is a partnership, the terms of the partnership agreement; and (iii) if Tenant or Landlord is a limited liability company, the terms of its operating agreement, and that this Lease is binding upon said entity in accordance with its terms.

C. NOTICES.

All notices under this Lease shall be in writing and will be deemed sufficiently given for all purposes if, to Tenant, by receipted delivery to Tenant at the Premises during the hours the Building is open for business or by certified mail, return receipt requested or by overnight delivery service (with one acknowledged receipt), to Tenant at the address set forth below, and if to Landlord, by certified mail, return receipt requested or by overnight delivery service (with one acknowledged receipt), at the addresses set forth below, or at such other address from time to time established by Landlord.

Landlord:	at the address set forth in Article 1

with a copy to:	the Building Manager at the address set forth in Article 1

and a copy to:	The Fallon Company, LLC
One Marina Park Drive, Suite 1500
Boston, Massachusetts 02210

Tenant:	at the addresses set forth in Article 1.

D. TRANSFERS.

The term “Landlord” appearing herein shall mean only the owner of the Building from time to time and, upon a sale or transfer of its interest in the Building, the then landlord and transferring party shall have no further obligations or liabilities for matters accruing after the date of transfer of that interest so long as such transferee assumes all such obligations. Tenant, upon such sale or transfer, agrees to attorn to the transferee and shall look solely to the successor owner and transferee of the Building, as the lessor under this Lease, for performance of Landlord’s obligations hereunder so long as such transferee assumes all such obligations. Tenant shall, within five (5) days after request, execute such further instruments or assurances as such transferee may reasonably deem necessary to evidence or confirm such attornment so long as such transferee assumes all such obligations.

E. INTENTIONALLY OMITTED.

F. TENANT FINANCIAL STATEMENTS.

Upon the written request of Landlord, Tenant shall submit financial statements for its most recent financial reporting period and for the prior Lease Year. Landlord shall make such request no more than once during any Lease Year. All such financial statements shall be certified as true and correct by the responsible officer or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

partner of Tenant and if Tenant is then in default hereunder, the financial statements shall be certified by an independent certified public accountant. Notwithstanding the foregoing, so long as Tenant is a publicly traded company and its financial statements are available online, Tenant shall have no obligations under this Article 30.F.

G. RELATIONSHIP OF THE PARTIES.

Nothing contained in this Lease shall be construed by the parties hereto, or by any third party, as constituting the parties as principal and agent, partners or joint venturers, nor shall anything herein render either party liable for the debts and obligations of any other party, it being understood and agreed that the only relationship between Landlord and Tenant is that of landlord and tenant.

H. ENTIRE AGREEMENT; MERGER; SEVERABILITY.

This Lease and any Exhibits or Addenda hereto, embody the entire agreement and understanding between the parties respecting the Lease and the Premises and supersedes all prior negotiations, agreements and understandings between the parties, all of which are merged herein. No provision of this Lease may be modified, waived or discharged except by an instrument in writing signed by the party against which enforcement of such modification, waiver or discharge is sought. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impact, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

I. NO REPRESENTATION BY LANDLORD.

Neither Landlord nor any agent of Landlord has made any representations, warranties, or promises with respect to the Premises or the Building except as expressly set forth herein.

J. LIMITATION OF LIABILITY.

Notwithstanding anything in this Lease to the contrary, any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder or any claim, cause of action or obligation, contractual, statutory or otherwise by Tenant against Landlord concerning, arising out of or relating to any matter relating to this Lease and all of the covenants and conditions or any obligations, contractual, statutory, or otherwise set forth herein, shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in and to the Building. Any judgments rendered against Landlord shall be satisfied solely out of proceeds of sale of Landlord’s interest in the Building, the rents received by Landlord, and all other amounts payable to Landlord as a result of its ownership thereof, including without limitation, all casualty and condemnation proceeds. No other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this Lease, Landlord’s obligations to Tenant, whether contractual, statutory or otherwise, the relationship of Landlord and Tenant hereunder, or Tenant’s use or occupancy of the Building. The provisions hereof shall inure to Landlord’s successors and assigns

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

including any Lender. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord’s obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant’s rights to obtain injunctive relief or specific performance or other remedy which may be accorded Tenant by law or under this Lease. Damages recoverable by either party are limited pursuant to the provisions of Article 8.D.

K. NOTICE OF LEASE.

Tenant agrees that it will not record this Lease; however, each party hereto agrees, concurrently with the execution of this Lease, to execute a so-called notice of lease in recordable form and complying with applicable Law and reasonably satisfactory to Landlord’s and Tenant’s respective attorneys. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

L. NO WAIVERS.

Failure of either party to insist upon strict compliance by the other of any condition or provision of this Lease shall not be deemed a waiver by the first party of that condition. No waiver by either party of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. No provision of this Lease may be waived by either party, except by an instrument in writing executed by both parties. Either party’s consent to or approval of any act by the other party requiring the first party’s consent or approval shall not be deemed to render unnecessary the obtaining of such first party’s consent to or approval of any subsequent act of the other party, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord’s agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Similarly, this Lease cannot be amended except by a writing signed by Landlord and Tenant. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord’s right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord’s rights.

M. SUCCESSORS AND ASSIGNS.

The conditions, covenants and agreements contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

N. GOVERNING LAW; INDEPENDENT COVENANTS; WAIVER.

This Lease shall be governed by the law of the Commonwealth of Massachusetts. No conflicts of law rules of any state or country (including, without limitation, the conflicts of law rules of the Commonwealth of Massachusetts) shall be applied to result in the application of any substantive or procedural laws of any state or country other than the Commonwealth of Massachusetts. All controversies, claims, actions or causes of action arising between the parties hereto and/or their respective successors and assigns, shall be brought, heard and adjudicated by the courts of the Commonwealth of Massachusetts, with venue in the County of Suffolk. Each of the parties hereto hereby consents to personal jurisdiction by the courts of the Commonwealth of Massachusetts in connection with any such controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by the law of the Commonwealth of Massachusetts and consent to the enforcement of any judgment so obtained in the courts of the Commonwealth of Massachusetts on the same terms and conditions as if such controversy, claim, action or cause of action had been originally heard and adjudicated to a final judgment in such courts. Each of the parties hereto further acknowledges that the laws and courts of the Commonwealth of Massachusetts were freely and voluntarily chosen to govern this Lease and to adjudicate any claims or disputes hereunder.

Except as expressly provided in this Lease, Tenant waives all rights (i) to any abatement, suspension, deferment, reduction or deduction of or from Rent, and (ii) to quit, terminate or surrender this Lease or the Premises or any part thereof. Tenant hereby acknowledges and agrees that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that Rent shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated or suspended pursuant to an express provision of this Lease. Landlord and Tenant each acknowledges and agrees that the independent nature of the obligations of Tenant hereunder represents fair, reasonable and accepted commercial practice with respect to the type of property subject to this Lease, and that this agreement is the product of free and informed negotiation during which both Landlord and Tenant were represented by counsel skilled in negotiating and drafting commercial leases in Massachusetts, and that the acknowledgements and agreements contained herein are made with full knowledge of the holding in Wesson v. Leone Enterprises, Inc., 437 Mass. 708 (2002). Such acknowledgements, agreements and waivers by Tenant are a material inducement to Landlord entering into this Lease.

O. EXHIBITS.

All exhibits attached to this Lease are a part hereof and are incorporated herein by reference and all provisions of such exhibits shall constitute agreements, promises and covenants of this Lease.

P. CAPTIONS.

The captions and headings used in this Lease are for convenience only and in no way define or limit the scope, interpretation or content of this Lease.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Q. COUNTERPARTS.

This Lease may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

R. TIME OF ESSENCE.

Each covenant herein is a condition and time is of the essence with respect to the performance of every provision of this Lease.

S. SURVIVAL OF OBLIGATIONS.

Any obligations of Tenant occurring prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

T. CONFIDENTIALITY.

Each of Tenant and Landlord acknowledges that the content of this Lease and any related documents are confidential information. Each of Tenant and Landlord shall keep such confidential information strictly confidential and shall not disclose such confidential information, except as required by applicable law or regulation (including any stock exchange regulation), to any person or entity other than such party’s financial, legal and space planning consultants and any proposed subtenants or assignees (and, in the case of Landlord, any prospective purchasers or lenders).

U. NO OPTION.

THE SUBMISSION OF THIS LEASE BY LANDLORD, ITS AGENT OR REPRESENTATIVE FOR EXAMINATION OR EXECUTION BY TENANT, AND THE SUBMISSION OF ANY REDRAFTS OF THIS LEASE BY TENANT PRIOR TO THE PARTIES FULL EXECUTION THEREOF DO NOT CONSTITUTE OPTIONS OR OFFERS TO LEASE THE PREMISES UPON THE TERMS AND CONDITIONS CONTAINED HEREIN OR A RESERVATION OF THE PREMISES IN FAVOR OF TENANT, IT BEING INTENDED HEREBY THAT THIS LEASE SHALL ONLY BECOME EFFECTIVE UPON THE EXECUTION HEREOF BY LANDLORD AND DELIVERY OF A FULLY EXECUTED LEASE TO TENANT.

V. USE OF BUILDING NAME; IMPROVEMENTS.

Tenant shall [***], including without limitation, [***]; provided, however, that such [***]; and, provided further, that Tenant shall not, without the express written consent of Landlord in each instance (i) use the Landlord’s Intangible Property as Tenant’s own name or mark or incorporate Landlord’s Intangible Property into any name or mark of Tenant or (ii) use for any purpose any logo or trademark associated with the Project, that is, (a) the “Fan Pier” logo, the words “Fan Pier”, and the phrase “It’s Better on the Water” (except that the words “Fan Pier” may be used by Tenant in connection with the Permitted Purposes to refer to the location of the Building) and (b) such other logos or trademarks associated with the Project in the future of which Landlord shall have given written notice to Tenant. Notwithstanding any provision of this Lease to the contrary, Landlord’s sole remedy with respect to a violation of this clause shall be to obtain injunctive relief preventing same.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In the event that Landlord undertakes any additional improvements on the property on which the Building is located including, but not limited to, new construction or renovation or additions to the existing improvements, Landlord shall use commercially reasonable efforts to minimize any noise, dust, vibration or interference with access to the Premises or disruption in Tenant’s business caused thereby.

W. RIGHT OF LANDLORD TO PERFORM.

All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of Rent. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable notice and cure period set forth in this Lease, Landlord may, but shall not be obligated to, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant’s part to be made or performed as is in this Lease provided. All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the Default Rate from the date of such payment by Landlord, shall be payable to Landlord within thirty (30) days of demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the Rent.

X. INTENTIONALLY DELETED.

Y. INTENTIONALLY DELETED.

Z. ANTI-TERRORISM REPRESENTATION.

(1) Each of Landlord and Tenant certifies that:

(a) It is not acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order or the United States Treasury Department as a terrorist, “Specially Designated National and Blocked Person,” or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule, or regulation that is enforced or administered by the Office of Foreign Assets Control; and

(b) It is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity, or nation.

(2) Each of Landlord and Tenant hereby agrees to defend, indemnify, and hold harmless the other party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including attorney’s fees and costs) arising from or related to any breach of the foregoing certification.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AA. ERISA/UBIT.

(1) Tenant will not use the assets of an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and covered under Title I, Part 4 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, in the performance, discharge or satisfaction of any of its obligations under this Lease such that it would constitute a “prohibited transaction” under ERISA. Notwithstanding any provision of the Lease to the contrary, Tenant shall not assign the Lease or sublease all or any portion of the Premises unless (i) such assignee or subtenant delivers to Landlord a certification (in form and content satisfactory to Landlord) with respect to the status of such assignee or subtenant (and any guarantor of such assignee’s or subtenant’s obligations) as a party in interest and a disqualified person, as provided above; and (ii) such assignee or subtenant undertakes not to take any action that would cause the Lease to constitute a non-exempt prohibited transaction under ERISA.

(2) Notwithstanding any provision of the Lease to the contrary, Tenant shall not (i) sublease all or any portion of the premises under a sublease in which the rent is based upon the net income or net profits of any person or (ii) enter into any other transaction with respect to the Lease or the Premises such that the revenues to be received by Landlord from time to time in connection with the Lease would, as a result of such transaction, be subject to Unrelated Business Income Tax under Section 511 through 514 of the Internal Revenue Code of 1986, as amended.

(3) Tenant agrees that it shall incorporate these requirements in any sublease of the Premises.

ARTICLE 31.

GENERATOR

A. During the Lease Term, Tenant, at its sole cost and expense, shall have the right to install one (1) lawfully permitted generator and related equipment (collectively, the “Generator Equipment”) on the lower roof of the Building (i.e., the roof above the eighteenth (18th) floor) (the “Generator Space”), and cabling, plumbing and other equipment necessary to service the Generator Equipment and to connect the same to its fuel source, as described below, and to connect to the Premises. The Generator Equipment shall not unreasonably interfere with the use and operation of the Building. Tenant’s installation, use, maintenance, repair and removal of the Generator Equipment shall be governed by the terms and conditions of this Article 31.

B. Tenant, at its sole cost and expense, shall submit to Landlord, for Landlord’s approval (not to be unreasonably withheld, conditioned or delayed), a full set of engineering plans and specifications for the proposed Generator Equipment installation (including, without limitation, specifications for any natural gas connection required for Tenant’s operation of the Generator Equipment), such approval not to be unreasonably withheld.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

C. Tenant, at its sole cost and expense, shall make all required conduit or cable connections between Tenant’s equipment in the Premises and the Generator Equipment, subject to (i) Tenant’s prompt payment of reasonable costs for such services, and (ii) approval of such connections by Landlord (not to be unreasonably withheld, conditioned or delayed).

D. Tenant, at its sole cost and expense, shall obtain and maintain all necessary municipal, state and federal permits and authorizations required to lawfully install, maintain and operate the Generator Equipment, and pay any charges levied by government agencies or utility companies which are related to the Generator Equipment or the usage of the Generator Equipment. Notwithstanding anything contained herein to the contrary, Landlord agrees to use commercially reasonable efforts to assist Tenant in obtaining any necessary permits and approvals for the Generator Equipment, at no cost to Landlord.

E. Any testing and other uses of the Generator Equipment that may create noise or other disruptions to the Building or other tenants thereof (other than normal operations during power shortages) shall be conducted after the Normal Business Hours of the Building. Tenant shall provide Landlord with reasonable prior written notice of any such testing of the Generator Equipment.

F. Upon the expiration or earlier termination of the Lease Term, Tenant, at its sole cost and expense, shall remove the Generator Equipment from the Generator Space and surrender and restore the Generator Space to Landlord in as good condition as when entered, reasonable wear and tear and damage by casualty or condemnation excepted.

G. The liability insurance to be carried by Tenant pursuant to the provisions of this Lease shall include coverage for Tenant’s activity in the Generator Space, and Tenant shall be solely responsible and liable for any damage caused by the Generator Equipment.

ARTICLE 32.

RIGHT OF FIRST OFFER

A. Provided that this Lease is in full force and effect and that no default (as defined in Article 19) shall exist under this Lease (both at the time of the exercise of the right(s) described in this Article 32 and on the date of entry into the agreement incorporating the Offered Space [as hereinafter defined]), during the Lease Term, Tenant shall have the right (the “Right of First Offer”) to lease all or any portion of the [***] on each occasion during the Lease Term that such ROFO Space [***]. For purposes of this Article 32, ROFO Space shall be deemed to [***] when the [***].

B. Notwithstanding anything set forth in this Article 32 to the contrary, ROFO Space shall not be deemed to [***] if such ROFO Space (i) is [***], (ii) [***], (iii) [***], or (iv) subject to [***]:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(x) Pursuant to that certain [***], but only upon [***]; and

(y) Pursuant to that certain [***], including without limitation a [***].

C. Subject to the foregoing, each time during the Lease Term that [***] Landlord shall furnish to Tenant a written notice (the “First Offer Proposal”) containing the material terms of the proposed lease in respect of the applicable portion or portions of the available ROFO Space (such applicable portion or portions being referred to herein as the “Offered Space”), including [***]. Tenant shall have the option, exercisable by notice delivered to Landlord within [***] after Tenant’s receipt or refusal of delivery of Landlord’s First Offer Proposal, TIME BEING OF THE ESSENCE, to lease the Offered Space upon such terms and conditions as are contained in the First Offer Proposal (as the same may be affected by the foregoing limitations). If Tenant timely delivers to Landlord written notice of Tenant’s exercise of the Right of First Offer for the Offered Space, then, within [***] thereafter, the parties shall enter into an amendment to this Lease incorporating the Offered Space as part of the Premises on the terms and conditions contained in the First Offer Proposal. If Tenant declines or fails to timely exercise its Right of First Offer, Landlord shall thereafter be free, for a period of [***] after the expiration of the [***] exercise period, to lease the Offered Space to a third party tenant without regard to the restrictions contained in this Article 32 and on such terms and conditions as Landlord may decide in its sole discretion, so long as each material term (as hereinafter defined) of such third party lease is no more than [***] more favorable to such third party tenant than each corresponding material term set forth in the applicable First Offer Proposal (on a line item basis). The following shall constitute “material terms” under this paragraph: [***]. If no such third party lease for the Offered Space shall be concluded within said [***], then the provisions of this paragraph shall again be applicable to the Offered Space.

D. Unless otherwise agreed in writing by Landlord in connection with any such assignment or sublease, the Right of First Offer may [***]. In addition, the Right of First Offer shall become null and void upon [***]. In no event shall Tenant (or any assignee or sublessee, as applicable) be entitled to exercise the Right of First Offer with respect to any First Offer Proposal delivered during [***].

[No further text on this page. The signature page follows.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Lease with the Exhibits attached hereto, as of the day and year first written above.

LANDLORD:

FALLON CORNERSTONE ONE MPD LLC, a Delaware limited liability company

By:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
a Massachusetts corporation, its Member

By:	CORNERSTONE REAL ESTATE ADVISERS LLC,
a Delaware limited liability company, its Authorized Agent

By: /s/ Linda C. Houston
Name: Linda C. Houston
Title: Vice President

TENANT:

ENERNOC, INC., a Delaware corporation

By:	/s/ Timothy Healy
Name:	Timothy Healy
Title:	CEO

Lease Signature Page

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

Plan Showing Premises

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

Tenant’s Work Exhibit

[***]

Exhibit B pg. 1 of 6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B pg. 2 of 6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B pg. 3 of 6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B pg. 4 of 6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B pg. 5 of 6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B pg. 6 of 6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B-1

[***]

Exhibit B-1 pg. 1 of 7

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B-1 pg. 2 of 7

B-1-2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B-1 pg. 3 of 7

B-1-3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B-1 pg. 4 of 7

B-1-4

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B-1 pg. 5 of 7

B-1-5

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B-1 pg. 6 of 7

B-1-6

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit B-1 pg. 7 of 7

B-1-7

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit C

Form of Sublease Consent

Pursuant to Article 16 of that certain Office Lease by and between Fallon Cornerstone One MPD LLC, as “Landlord,” and EnerNOC, Inc., as “Tenant,” dated                     , 2012 (as amended, the “Lease”), demising approximately 81,986 rentable square feet of office space on the fourth (4th), fifth (5th) and sixth (6th) floors of One Marina Park Drive, Boston, Massachusetts 02210 (the “Premises”), Landlord hereby consents to that certain Sublease by and between Tenant, as sublessor, and                     , as sublessee, pertaining to all or a portion of the Premises, a copy of which Sublease is attached hereto as Exhibit A (the “Sublease”), provided that, notwithstanding anything contained in the Sublease to the contrary, this consent shall in no way be deemed to (i) modify or amend any of the terms of the Lease, (ii) expand or alter in any way Landlord’s obligations or Tenant’s rights thereunder, (iii) serve as a consent of Landlord to any request other than the consent set forth above, (iv) waive any rights or remedies Landlord may have under the Lease or (v) constitute a release of Tenant of any of its obligations under the Lease. Without limiting the generality of the foregoing, Landlord shall not be bound by any of the terms or provisions contained in the Sublease and any provision in the Sublease that purports to impose any obligation upon Landlord or reduce the obligation of Tenant shall be of no force or effect as to Landlord.

FALLON CORNERSTONE ONE MPD LLC,
a Delaware limited liability company

By:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
a Massachusetts corporation,
its Member

	By:	CORNERSTONE REAL ESTATE ADVISERS LLC,
a Delaware limited liability company,
its Authorized Agent

By:
		Name:	Linda C. Houston
		Title:	Vice President

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit D

Building’s Rules and Regulations

and Janitorial Specifications

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the Parking Garage, and the appurtenances.

1.	Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant’s employees to loiter in Building Common Areas or elsewhere about the Building.

2.	Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage to such plumbing fixtures and appliances caused by Tenant, its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not be responsible for the damage.

3.	Landlord shall designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall not place objects against glass partitions, doors or windows which would be unsightly from the Building corridor or from the exterior of the Building.

4.	On multi-tenant floors, all tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel.

5.	Landlord will provide and maintain in the main lobby of the Building an alphabetical directory board and/or other directory device listing tenants, and no other directory shall be permitted unless otherwise provided in this Lease or consented to by Landlord in writing.

6.	Subject to compliance with the master key requirements of OTIS, Tenant may place additional or different lock(s) on any door in the Premises provided a key to such lock is provided to Landlord. Subject to specific limitations upon access provided in the Lease, Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost. All keys shall be returned to Landlord at the expiration or early termination of this Lease.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.	No space in the Building shall be used for manufacturing, or for the sale of merchandise of any kind at auction, or for storage thereof preliminary to such sale.

8.	Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and Tenant will comply with Landlord’s reasonable requirements relative to such systems and procedures. Notwithstanding anything to the contrary contained in the Lease, Tenant is solely responsible for the security of the Premises.

9.	Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to hours designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice. Tenant shall obtain Landlord’s prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and expense of tenant must be performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting from the activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss. Landlord reserves the right to inspect all freight to be brought into the building and exclude from the building all freight which violates any of the rules or regulations or provisions of Tenant’s lease.

10.	The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons employed to move Tenant’s equipment, material, furniture, or other property in or out of the Building must be acceptable to Landlord and a certificate of insurance must be provided to Landlord naming Landlord and Landlord’s Property Manager as additional insured. All moving operations will be conducted at such times and in such a manner as Landlord will direct, and all moving will take place during non-Business Hours unless Landlord agrees in writing otherwise.

11.	Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of Tenant’s Property shall be repaired at Tenant’s sole expense.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.	Tenant shall not commit or permit any act or practice which may tend to injure the Building nor permit its equipment to be a nuisance to other tenants, nor conduct or permit any fire, bankruptcy, auction or going out of business sales, nor erect, retain or display any sign, light, lettering, inscription, symbol or mark which is not approved by Landlord, nor install any antennae, fixture, or improvement outside the Premises, nor permit any loudspeaker, radio, television broadcast to be heard outside the Premises, nor sell or display merchandise outside the Premises.

13.	Tenant shall use reasonable efforts not to waste electricity or water in the Building premises and shall cooperate fully with Landlord to assure the most effective operation of the Building heating and air conditioning systems.

14.	Corridor doors leading from the Premises to Building Common Areas, when not in use, shall be kept closed.

15.	No cooking will be done or permitted by Tenant within the Premises, other than microwave cooking for personal employee use.

16.	Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) distribute, or cause to be distributed, in any portion of the Building (other than the Premises), handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord’s reasonable opinion, constitute a nuisance.

17.	No live holiday trees or wreaths are permitted. Artificial trees and wreaths may be permitted by Landlord if any lighting thereon is approved by landlord and turned off at the end of the day.

18.	Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for machines for the exclusive use of Tenant’s employees.

19.	No bicycles, vehicles, or animals (except guide dogs for the disabled) of any kind shall be brought into or kept in the Premises. Bicycles shall be kept in the designated bicycle storage area within the Parking Garage.

20.	Tenant shall not canvass, solicit or peddle in or about the Building.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

21.	The Landlord has designated the Building as a non-smoking building. Tenant acknowledges that the Building has been designated a non-smoking building. At no time shall Tenant permit its agents, employees, contractors, guests or invitees to smoke in the Building or, except in specified locations, directly outside the Building.

22.	The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

23.	Tenant shall not engage or pay any Building management staff without approval from the Landlord.

24.	Landlord reserves the right at any time to rescind, alter or waive any rule or regulation at any time prescribed for the Building and to impose additional reasonable rules and regulations when in its judgment deems it necessary, desirable or proper for its best interest and for the best interest of the tenants and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant, provided such rules and regulations do not diminish Tenant’s rights under the Lease, and provided that Landlord shall enforce, in a uniform manner, such Rules and Regulations against all tenants and occupants of the Building.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

JANITORIAL SPECIFICATIONS

I.	Interior Tenant Areas

Nightly Monday through Friday, excluding holidays

1.	Dust mop all stone, ceramic tile, terrazzo and other type of un-waxed flooring.

2.	Dust mop all vinyl, asphalt, rubber and similar types of flooring. Remove gum and other substances, spot mop if necessary.

3.	Vacuum all carpeted areas.

4.	Dust mop all private and public stairways and vacuum if carpeted.

5.	Hand dust and wipe clean all horizontal surfaces including furniture, file cabinets, fixtures, and windowsills, using chemically treated dust cloth.

6.	Remove fingerprints from all painted surfaces near light switches, entrance doors, drinking fountains, etc.

7.	Remove all gum and foreign matter on sight.

8.	Empty and clean all waste receptacles and remove waste materials to compactors. Replace liners as necessary.

9.	Damp wash interiors of all waste disposal receptacles and wash as necessary.

10.	Clean and sanitize all water fountains, and water coolers with a disinfectant solution. Wash all sinks and the floors adjacent to them on a nightly basis.

11.	Spot mop floors for spills, etc.

12.	Clean all low ledges, shelves, bookcases, chair rails, trim, pictures, charts etc. within reach.

13.	Clean mirrors, metal work, glass tabletops.

14.	Upon completion of work, all slop sinks are to be thoroughly cleaned and all cleaning equipment and supplies stored neatly in locations designated by the Management of the building.

15.	All cleaning operations shall be scheduled so that a minimum of lights are to be left on at any time. Upon completion of cleaning all lights are to be turned off. All entrance doors are to be kept locked during the cleaning operation.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.	Spot clean both sides of tenant entry glass doors.

17.	Spot clean desk tops and counter tops.

18.	Pick up all recyclable material and take to appropriate place.

Weekly

1.	Hand dust all door louvers and other ventilating louvers within reach.

2.	Dust all baseboards.

3.	In high traffic areas, damp mop if necessary and apply spray-buffing solution in a fine mist and buff with a synthetic pad.

4.	Damp mop all non-carpeted and public stairways.

5.	Wipe clean all bright work.

6.	Dust all chair rails.

7.	Dust walls up to normal reach.

Monthly

1.	Hose vacuum underneath all furniture.

2.	Dust all vertical surfaces such as walls, furniture, partitions and surfaces not reached in nightly cleaning.

3.	Dust exterior of lighting fixtures.

Quarterly

1.	Dust all exterior window blinds

2.	Dust and/or clean all diffusers

Other

1.	Cleaning of computer rooms will be responsibility of individual tenants.

2.	Coffee stations and dishware are responsibility of the tenant.

II.	Public Corridors, Stairwells (Emergency Egress), Service Areas

Nightly

1.	Vacuum and spot clean carpeting.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.	Sweep and mop public concrete floors.

3.	Sweep and mop public stairwells and landings.

4.	Clean baseboards of scuffs and marks.

5.	Clean all directories, signage kiosks, wall signage and electric kiosks.

6.	Clean corridor glass and metal work.

7.	Spot clean walls, ceilings, lights, etc.

8.	Clean telephones and telephone booth areas.

9.	Dust all handrails.

10.	Dust to hand height all horizontal surfaces of equipment ledge, sill, shelves, radiators, frames, partitions, handrails, etc.

11.	Clean exterior surfaces of all trash containers and planters.

12.	Keep slop sinks, closets, supply rooms and other janitorial areas in a clean orderly condition.

13.	Keep electrical and telephone closets clean and free of storage.

Weekly

1.	Clean all door vents.

2.	Dust all vertical surfaces within reach.

3.	Sweep emergency egress stairs and landings.

Monthly

1.	Wash all corridor glass and metal completely including atriums.

2.	Shampoo heavily traveled carpeted areas.

Quarterly

1.	Clean handrails, wall mounted equipment casings, landings, walls, kick plates in emergency egresses.

2.	Shampoo and extract all carpeting.

3.	Damp clean inside reflectors of high hat lighting fixtures.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

III. Restrooms

Building Operating Hours

Day porters and matrons will be assigned to perform the following:

1.	Empty trash containers and insert new liners.

2.	Sweep and spot wash floors as necessary.

3.	Spot clean sinks and mirrors. Clean and spot polish shelves and metal dispensers. Check for Graffiti and spot clean if necessary.

4.	Ensure cleanliness of urinals and toilets.

5.	Refill all dispenser units as needed.

Non-Operating Hours

1.	Damp wash, sanitize (using disinfectant solution) and polish all fixtures including toilet bowls, urinals and wash basins.

2.	Sweep and wash floors with approved germicidal solution.

3.	Wash and polish mirrors, powder shelves, dispensers, hand dryers, bright work including flushometers, piping and toilet seat hinges.

4.	Clean and sanitize both sides of toilet seats.

5.	Empty all containers and disposal units and insert new liners.

6.	Wash and sanitize interiors and exteriors of all containers prior to inserting new liners.

7.	Empty, clean and sanitize all sanitary napkin disposal units.

8.	Dust and spot wash where necessary partitions, tile walls, dispensers, ceiling lights, switches and receptacles.

9.	Refill all dispensers to normal limits including sanitary supplies, soap, tissue, towels, etc.

10.	Remove all rubbish and transport to compactor.

11.	Dust ceiling door vents and doorframes.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Periodic

Monthly

1.	Machine scrub all tile floors, hand brush corners and hand brush toilet edges with approved germicidal detergent solution.

2.	Wash completely all partitions, tile walls and enamel surfaces.

IV. Window Cleaning

Periodic

1.	Windows will be washed and cleaned a minimum (interior and exterior) of two (2) times per year.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit E

Intentionally Deleted

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit F

Option to Extend Term

(a) Tenant shall have and is hereby granted the option to extend the Term of the Lease of the entire Premises (the “Extension Option”) for one (1) additional period of five (5) years (the “Extension Period”), provided (i) Tenant gives written notice to Landlord of Tenant’s election of interest to exercise the Extension Option no earlier than sixteen (16), and no later than thirteen (13) full months, prior to the Expiration Date (“Tenant’s Notice to Extend”); and (ii) no event of default (as defined in Article 19) has occurred and is continuing at the time of the exercise of the Extension Option or arises subsequent thereto.

(b) All terms and conditions of this Lease, including without limitation all provisions governing the payment of Additional Rent, shall remain in full force and effect during the Extension Period, except that the Base Rent payable during the Extension Period shall be the then-current fair market rental rate for tenants with respect to comparable office space (the “Current Market Rental Rate”) at the time of the exercise of the option granted herein, and the Base Year for Operating Expenses shall be the calendar year after the calendar year in which the Extension Period commences, and the Base Year for Taxes shall be the fiscal year after the fiscal year in which the Extension Period commences.

(c) Landlord shall notify Tenant of Landlord’s proposed Base Rent for the Extension Period within thirty (30) days after Landlord’s receipt of Tenant’s Notice to Extend. Promptly after Landlord gives Tenant Landlord’s proposal for Current Market Rental Rate with respect to the Extension Period, Landlord and Tenant shall commence negotiations to agree upon the Current Market Rental Rate. If Landlord and Tenant are unable to reach agreement on the Current Market Rental Rate within thirty (30) days after the date on which Landlord gives Tenant Landlord’s proposal for Current Market Rental Rate, then the Current Market Rental Rate shall be determined as provided below.

(d) If Landlord and Tenant are unable to agree on the [***], then within [***] thereafter, [***] shall each [***]. If the matter is not resolved by [***], then Current Market Rental Rate shall be determined as hereinafter provided.

(e) Within seven (7) days after [***], the parties shall [***]. If the parties cannot agree on [***]. If one (1) party shall fail to [***], then the [***]. There shall be no [***]. The costs of the [***].

(f) The parties shall execute an amendment modifying this Lease to set forth the Base Rent, Base Year for Operating Expenses and the Base Year for Taxes during the Extension Period within ten (10) days of the parties’ agreement or, in the alternative, within ten (10) days of [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit G

Intentionally Omitted

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit H

Pro Forma Budget of FPOC Expenses

[***]

Exhibit H pg. 1 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 2 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 3 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 4 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 5 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 6 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 7 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 8 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 9 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 10 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 11 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 12 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

Exhibit H pg. 13 of 13

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit I

Form of Escalation Statement

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

March XX, 20XX

TENANT

ONE Marina Park Drive, Suite

Boston, MA 02210

RE:	20XX – Operating Expenses
ONE Marina Park Drive, Boston MA 02210

Dear Tenant:

As per the Lease dated Month Day, Year between Fallon Cornerstone One MPD LLC, a Delaware limited liability company as Landlord and TENANT, as a STATE Corporation as Tenant, Article (TBD), Rent, Section (TBD) - Additional Rent, “All costs and expenses, other than Base Rent, which Tenant agrees to pay and any other sum payable by Tenant pursuant to this Lease, including, without limitation, Tenant’s Tax Share, and Tenant’s Operating Expenses Share, as well as Supplemental, shall be deemed “Additional Rent”.

20XX Calendar Operating Expense amount:	$0,000,000.00

Prorata Share 00.00%

Annual share:	$00,000.00
Total billed through 12/31/XX	$00,000.00

Amount Due (To)/From Tenant:	($)

FY 20XX Real Estate Tax amount:	$0,000,000.00

Prorata Share 00.00%	$00,000.00
Total billed through 06/30/XX	$00,000.00

Amount Due (To)/From Tenant:	($)

Total Direct Expense Due	$00,000.00
Total Property Tax Expense Due	$00,000.00

Amount Due to Landlord/(Tenant)	($)

The above (credit/charge) will be added to your next rental statement.

Should there be any questions, please feel free to contact me.

Best regards,

Shawn W. Carroll

General Manager

I-2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

One Marina Park Drive

Operating Expense Reconciliation

2012

Tenant’s Proportionate Share of Office Component:

Effective Date

SUMMARY OF EXPENSES	BASE YEAR 201X	COMPARISON YEAR 201X
CLEANING	$—	$—
R&M	$—	$—
UTILITIES	$—	$—
ROADS & GROUNDS	$—	$—
SECURITY	$—	$—
INSURANCE	$—	$—
G&A	$—	$—
MANAGEMENT FEES	$—	$—
FPOC	$—	$—

TOTAL OPERATION EXPENSE	$—	$—

Fiscal Year 20XX RE Taxes	—	—

TOTAL RE TAX	$—	$—

GRAND TOTAL TAX AND OPERATING	$—	$—

I-3

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit J

OTIS Standards

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit K

Intentionally Deleted

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit L

Plan Showing Building Common Areas as of Commencement Date

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit M

Current Cricket Schedule of Service

The “Cricket” Reservation Policy and Usage Guidelines

April, 2012

The Cricket is available as an amenity for tenant employees at ONE Marina Park Drive to assist in transportation for business purposes throughout the Seaport area, downtown Boston and Logan Airport. It is available on a first come/first serve basis. The van seats up to 14 passengers and operates out of ONE Marina Park Drive.

The Cricket performs dedicated trips to and from North Station to Fan Pier in the morning and afternoon during the peak commuting hours. The current schedule is as follows:

•	Monday – Friday departure from North Station at 8:00 a.m. & 8:45 a.m. to drop at ONE Marina Park Drive

•	Monday – Friday departure from ONE Marina Park Drive at 4:30 p.m., 5:10 p.m. & 6:05 p.m. to drop at North Station

•

Monday, Wednesday & Friday – There is a round-trip run to Downtown Crossing at lunchtime. The Cricket departs ONE Marina Park Drive at 12:00 p.m. and drops off at Macy’s in Downtown Crossing. The return pick-up from Macy’s is at 12:50 p.m. to arrive back to ONE Marina Park Drive at 1:00 p.m.

In order to reserve the Cricket for your individual trips, 24 hours advance notice is required. To make a reservation, your office administrator should place the service request by using the online work order system at www.fanpiertenantconnections.com. Please include the time and location of departure, address of your destination, and the number of passengers needing transportation. You will receive an email confirmation once your reservation has been confirmed.

In order to control the flow of requests, we ask that you designate your office administrator, or 1 or 2 people who are authorized to make reservations for the Cricket. They will be provided a login and password for the online work order system.

This policy may be subject to change at the discretion of building management.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.